As filed with the Securities and Exchange Commission on July 29, 2026

1933 Act Registration File No. 333-141917

1940 Act File No. 811-22045

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 33	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 36	☒

(Check Appropriate box or boxes)

WISCONSIN CAPITAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

8020 Excelsior Drive, Suite 402

Madison, Wisconsin 53717

(Address of Principal Executive Offices) (Zip Code)

(608) 960-4616

Registrant’s Telephone Number, including Area Code

Thomas G. Plumb

Chief Executive Officer

8020 Excelsior Drive, Suite 402

Madison, Wisconsin 53717

(Name and Address of Agent for Service)

Copy to:

Matthew C. Vogel, Esq.

Quarles & Brady LLP

411 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

Plumb Balanced Fund	Plumb Equity Fund
(Investor Shares: PLBBX)	(Investor Shares: PLBEX)
(Institutional Shares: PLIBX)	(Institutional Shares: PLIEX)

PROSPECTUS

July 29, 2026

www.plumbfunds.com

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND SUMMARY SECTION	1
PLUMB BALANCED FUND	1
PLUMB EQUITY FUND	9

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING SHARES OF THE FUNDS	16

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	17
Investment Objectives and Principal Investment Strategies	17
Principal Investment Risks	19
Other Non-Principal Investment Risks of the Funds	24
Portfolio Holdings	26

MANAGEMENT	27
Investment Advisor	27
Portfolio Managers	28
Rule 12b-1 Plan	28
Revenue Sharing	29

HOW TO BUY SHARES	30
General	30
Purchase Procedures	31
Exchange of Fund Shares	36

HOW TO SELL SHARES	38
General	38
Redemption Procedures	38
Receiving Redemption Proceeds	41
Other Redemption Information	42

OTHER INFORMATION	45
Choosing a Share Class	45
Determination of Net Asset Value	46
Authorized Broker-Dealers	47
Dividends and Distributions	47
Taxes	47
Cost Basis Reporting	48
Lost Shareholders, Inactive Accounts and Unclaimed Property	49
Retirement Accounts and Plans	49
Privacy Policy	51

FINANCIAL HIGHLIGHTS	55

ADDITIONAL FUND INFORMATION	Back Cover

i

FUND SUMMARY SECTION

PLUMB BALANCED FUND

Investment Objective

The Plumb Balanced Fund (the “Balanced Fund”) seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Fees and Expenses of the Plumb Balanced Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Balanced Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waivers and Expense Reimbursements(1)	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.44%	1.19%

(1)	The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2027 to waive fees and reimburse expenses of the Balanced Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.44% of its average daily net assets for Investor Shares and 1.19% of its average daily net assets for Institutional Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2027. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$147	$477	$830	$1,826
Institutional Shares	$121	$399	$698	$1,548

Portfolio Turnover. The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Balanced Fund

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks, and value stocks.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), municipal bonds, convertible debt securities, and preferred stock. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.

The Fund typically sells securities in companies when their market valuations rise significantly above the portfolio managers’ estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

Principal Risks of Investing in the Balanced Fund

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Fund will be affected by its asset allocation. If the Balanced Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

●	Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

●	Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

●	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price.

●	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

●	Call Risk. If an issuer “calls” its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.

●	Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

●	Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.

○	Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

○	Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers mis-gauged that worth. They also may decline in price, even though in theory they are already undervalued.

Past Performance

The following tables show historical performance of the Balanced Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund’s Institutional Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and adjusted for Institutional Shares fees and expenses), and compares those returns to the performance of the Fund’s benchmark index, the Bloomberg Aggregate Bond Index, and four different supplementary securities market indices, the Standard & Poor’s 500 Composite Index (S&P 500® Index), the Bloomberg Intermediate Government/Credit Bond Index, MSCI’s Europe, Australasia, and Far East (EAFE) Index, and a Blended Benchmark, which is a composite comprised of 55% S&P 500 Index, 35% Bloomberg Intermediate Government/Credit Bond Index, and 10% MSCI EAFE Index. The Bloomberg Aggregate Bond Index represents a broad spectrum of dollar-denominated, fixed-rate debt, including government, corporate, and securitized bonds. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The Bloomberg Intermediate Government/Credit Bond Index is a broad-based index of government and investment-grade corporate fixed-rate debt securities with maturities between 1 and 10 years and represents the bond markets in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The included Blended Benchmark represents a broad measure of the stock and bond markets, including market sectors and geography, in which the Fund may invest. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.

TABLE I

Balanced Fund Year-by-Year Total Returns (Calendar Year) - Investor Shares(1)

30%
20%
10%
0%
-10%
-20%
-30%
5.06%
23.22%
-1.74%
23.20%
21.66%
4.06%
-22.21%
25.13%
15.17%
10.68%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

(1)	The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return	Lowest Quarterly Return
2nd Quarter of 2020	2nd Quarter of 2022
19.41%	-17.18%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2026 was 10.39%.

TABLE II

Balanced Fund Average Annual Total Returns (for the periods ended December 31, 2025)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.68%	5.24%	9.43%
Return After Taxes on Distributions	8.40%	3.58%	8.40%
Return After Taxes on Distributions and Sale of Fund Shares	7.93%	3.82%	7.55%
Institutional Shares(1)
Return Before Taxes	10.98%	5.49%	7.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Bloomberg Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	6.97%	(1.44)%	2.08%
Bloomberg Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(1.54)%	2.65%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	27.89%	8.78%	(1.88)%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	15.06%	15.51%	7.16%

(1)	Performance shown for the Institutional Shares prior to its commencement of operations on August 3, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares will vary.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Balanced Fund.

Portfolio Managers

Mr. Thomas G. Plumb and Mr. Nathan M. Plumb serve as the portfolio managers of the Balanced Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Thomas G. Plumb has been a portfolio manager of the Balanced Fund since the Fund’s inception in May 2007. He is also the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb, portfolio manager of Wisconsin Capital Management, LLC, has been a portfolio manager of the Balanced Fund since July 2023, and he also serves as President and Treasurer of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

PLUMB EQUITY FUND

Investment Objective

The Plumb Equity Fund (the “Equity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Plumb Equity Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee (exclusive of wire transfer charges of $15.00, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	1.22%	1.23%
Total Annual Fund Operating Expenses	2.12%	1.88%
Fee Waivers and Expense Reimbursements(1)	(0.62)%	(0.63)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.50%	1.25%

(1)	The Funds’ Advisor, Wisconsin Capital Management, LLC (the “Advisor”), has contractually agreed, at least until July 31, 2027 to waive fees and reimburse expenses of the Equity Fund so as to cap its annual operating expense ratios (excluding Acquired Fund Fees and Expenses) at 1.50% of its average daily net assets for Investor Shares and 1.25% of its average daily net assets for Institutional Shares. This expense cap may not be terminated prior to this date except by the Board of Directors. For any year in which the Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses, after recoupment has been taken into account, to exceed the current cap or the applicable cap at the time of waiver for that year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. With respect to the first year expense amount, this example reflects the effects of the contractual commitment that the Advisor has made to waive fees and reimburse expenses for the Fund at least until July 31, 2027. The assumed return does not represent actual or future performance, and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$153	$604	$1,082	$2,403
Institutional Shares	$127	$530	$958	$2,150

Portfolio Turnover. The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies of the Equity Fund

To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in stocks encompassing small, medium, and large market capitalizations. The Fund focuses on companies with growth rates higher than the general United States economy and with the potential to benefit from either secular macroeconomic trends or the creation of a new total addressable market (TAM).

The Fund will also invest in foreign securities, including the securities of companies located in foreign countries. The Fund will limit its investments in foreign securities, typically in American Depositary Receipts (ADRs), to 15% of its total assets. The Fund will only invest in foreign domiciled securities to the extent that such securities are listed on a U.S. exchange.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.

The Fund typically sells securities in companies if the investment thesis is changing or for opportunity cost, meaning we believe another security is more attractive for our shareholders. This typically occurs when the market valuation of a security held by the Fund rises significantly above the portfolio managers’ estimates of its intrinsic business value or when the portfolio managers perceive that long-term economic fundamentals have significantly deteriorated or are unlikely to match their initial expectations.

Principal Risks of Investing in the Equity Fund

The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.

●	Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

●	Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller-Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

●	Growth and Value Stock Risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. To the extent the Fund is more heavily allocated to growth or value stocks, its performance may deviate significantly from its benchmark.

○	Growth Investing Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors frequently move away from these stocks quickly, thus depressing their market prices, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns.

○	Value Investing Risk. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

Past Performance

The following tables show historical performance of the Equity Fund and provide some indication of the risks of investing in the Fund. Table I shows the Fund’s Investor Shares total returns before taxes for each of the periods set forth in the Table. Table II shows the Fund’s Investor Shares average annual total returns for 1, 5, and 10 years both before and after taxes. Table II also shows the Fund’s Institutional Shares returns before taxes for 1, 5, and 10 years (reflecting the performance of the Investor Shares for periods prior to inception of Institutional Shares and adjusted for Institutional Shares fees and expenses) and compares those returns to the performance of two different securities market indices, the S&P 500® Index and the MSCI EAFE Index, as well as to the Fund’s Benchmark, which is a composite comprised of 90% S&P 500® Index and 10% MSCI EAFE Index. The S&P 500® Index reflects the market sectors for U.S.-based equities in which the Fund primarily invests. The MSCI EAFE Index reflects the performance of major developed international equity markets, other than the United States and Canada, in which the Fund invests. The performance data quoted represents past performance and current returns may be lower or higher. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at www.plumbfunds.com or by calling (toll free) 1-866-987-7888.

TABLE I

Equity Fund Year-by-Year Total Returns (Calendar Year) - Investor Shares(1)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
3.88%
39.70%
-2.16%
32.95%
32.34%
3.52%
-32.85%
42.77%
17.76%
10.66%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

(1)	The returns shown in the bar chart are for Investor Shares of the Fund. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Fund’s highest and lowest quarterly returns during the period presented in Table I:

Highest Quarterly Return:	Lowest Quarterly Return:
2nd Quarter of 2020	2nd Quarter of 2022
28.79%	-24.18%

The performance information above is calculated based on a calendar year. The Fund’s total return (not annualized) for the six-month period ended June 30, 2026 was 13.15%.

TABLE II

Equity Fund Average Annual Total Returns (for the periods ended December 31, 2025)

Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.66%	5.28%	12.44%
Return After Taxes on Distributions	9.41%	3.34%	10.34%
Return After Taxes on Distributions and Sale of Fund Shares	7.19%	3.64%	9.70%
Institutional Shares(1)
Return Before Taxes	10.94%	5.52%	8.98%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	27.89%	8.78%	(1.88)%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	18.90%	26.60%	10.53%

(1)	Performance shown for the Institutional Shares prior to its commencement of operations on August 3, 2020 reflects the performance of the Investor Shares adjusted for Institutional Shares fees and expenses.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect during such years and do not reflect the impact of state or other local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for only Investor Shares and after-tax returns for Institutional Shares will vary.

Investment Advisor

Wisconsin Capital Management, LLC serves as the investment advisor to the Equity Fund.

Portfolio Managers

Mr. Thomas G. Plumb and Mr. Nathan M. Plumb serve as the portfolio managers of the Equity Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Thomas G. Plumb has been a portfolio manager of the Equity Fund since the Fund’s inception in May 2007. He is also the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb, portfolio manager of Wisconsin Capital Management, LLC, has been a portfolio manager of the Equity Fund since July 2023, and he also serves as President and Treasurer of the Plumb Funds.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the section titled “Summary of Other Important Information Regarding Shares of the Funds” of this Prospectus.

Summary of Other Important Information Regarding Shares of the Funds

Purchase and Sale of Fund Shares

The investment minimums for purchases of shares of the Funds are as follows:

Minimum Investment Amount

	Initial		Subsequent
	Investor Shares	Institutional Shares	All Classes
Regular Accounts	$2,500	$2,500	$50
IRAs	$1,000	$1,000	$50
Automatic Investment Plan	N/A	N/A	$50

You may redeem (sell back to the Fund) all or some shares of a Fund at any time by contacting the Funds by mail at The Plumb Funds, c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, or by telephone at 1-866-987-7888 (unless you indicate otherwise on your account application). You may also redeem shares of a Fund by setting up a Systematic Withdrawal Plan, subject to certain restrictions. If you hold shares of a Fund through a broker-dealer, financial institution or other service provider, you may redeem such shares by contacting such provider, who may charge a commission or other transaction fee for processing the redemption for you. The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.

Tax Information

The Funds intend to make distributions, which may be subject to federal, state and local taxes as ordinary income or capital gains, or a combination of the two. Please see the sections entitled “Dividends and Distributions” and “Taxes” for more information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Wisconsin Capital Management, LLC (the Fund’s investment advisor), the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Funds over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section of the Prospectus describes the Funds’ investment objectives and strategies and the risks of investing in the Funds. The investment objectives of the Funds can be changed without shareholder approval.

Investment Objectives and Principal Investment Strategies

Balanced Fund:

Investment Objective

The Balanced Fund seeks a high total return through capital appreciation while attempting to preserve principal, and secondarily seeks current income.

Principal Investment Strategies

The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. More than 50% of the Fund’s assets are normally invested in common stocks. In allocating the Fund’s assets between stocks and bonds, we assess the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates, and the outlook for stocks generally. The Fund will also invest in foreign securities, including the securities of companies located in emerging market countries. The Fund will limit its investments in foreign securities, including in American Depositary Receipts (“ADRs”), to 15% of its total assets. The Fund will only invest in emerging-market securities to the extent that such securities are listed on a U.S. exchange.

To achieve a better risk-adjusted return on its equity investments, the Fund invests in many types of stocks, including a blend of large company stocks, smaller company stocks, growth stocks, and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest where we believe opportunity exists.

We also normally invest at least 25% of the Fund’s assets in fixed income senior securities. The fixed income senior securities in which the Fund may invest include corporate bonds and other debt instruments, mortgage-related securities, asset-backed securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities, and preferred stock. In addition to their fixed income characteristics, some of these securities may be convertible into common stock of the issuing corporation. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

Other Investment Strategies

The Balanced Fund typically invests in common stocks that possess most of the following characteristics:

●	Leading market positions

●	High barriers to entry and other competitive or technological advantages

●	High returns on equity and assets

●	Good growth prospects

●	Strong management

●	Relatively low debt burdens

The Balanced Fund generally invests in investment-grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade (i.e., high-yield or “junk” bonds). Under adverse market conditions, the Balanced Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

Equity Fund:

Investment Objective

The Equity Fund seeks long-term capital appreciation.

Principal Investment Strategies

To pursue its investment objective, the Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in common stocks and other equity securities. The Fund generally invests in stocks encompassing small, medium, and large market capitalizations. The Fund focuses on companies with growth rates higher than the general United States economy and with the potential to benefit from either secular macroeconomic trends or the creation of a new total addressable market (TAM).

The Fund will also invest in foreign securities, including the securities of companies located in foreign countries. The Fund will limit its investments in foreign securities, typically in American Depositary Receipts (ADRs), to 15% of its total assets. The Fund will only invest in foreign domiciled securities to the extent that such securities are listed on a U.S. exchange.

The Fund seeks to provide investors with competitive after-tax investment returns by holding quality securities for the long term, which is designed to promote greater tax efficiency.

The Fund typically sells securities in companies if the investment thesis is changing or for opportunity cost, meaning we believe another security is more attractive for our shareholders. This typically occurs when the market valuation of a security held by the Fund rises significantly above the portfolio managers’ estimates of its intrinsic business value or when the portfolio managers perceive that long-term economic fundamentals have significantly deteriorated or are unlikely to match their initial expectations.

Other Investment Strategies

The portfolio managers of the Equity Fund typically looks for companies that possess the following characteristics:

●	Leading market positions

●	High barriers to market entry and other competitive or technological advantages

●	High return on equity and invested capital

●	Consistent operating history

●	Capable management

●	Solid balance sheets

●	Good growth prospects

Under adverse market conditions, the Equity Fund could invest a substantial portion of its assets in U.S. Treasury securities and money market securities.

Principal Investment Risks

Balanced Fund:

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the Balanced Fund will be affected by its asset allocation. If the Fund favors an asset class during a period when that class underperforms, performance may be hurt. The Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs, competitive conditions within an industry, and threatened or actual imposition of tariffs. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments, particularly its fixed-income investments.

●	Individual Security Selection Risk. Stocks and bonds selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.

●	Foreign Securities Risk. Although the Balanced Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

The Balanced Fund’s investments in stocks and other equity securities are subject to the following additional principal risks:

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

●	Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. In particular, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities.

The Balanced Fund’s investments in bonds and other fixed-income securities are subject to the following additional principal risks:

●	Interest Rate Risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will reduce bond prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the bond portion of the Fund, the more the Fund’s share price is likely to react to interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%. Conversely, if interest rates increase by 1%, the market value of a portfolio with this duration would decline by approximately 3%. A variety of factors can contribute to changes in interest rates, including monetary policy, inflation, and changes to general economic conditions. Changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

●	Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. The market value of a convertible security will perform the same as a regular fixed income security; that is, if market interest rates rise, the value of the convertible security falls. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. As a result, in the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders. Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock, while providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible).

●	Credit Risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a company’s preferred stock, common stock and bond prices to fall.

●	Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

●	Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have a negative effect on the liquidity or market price of the securities in which the Fund invests. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Equity Fund:

The Equity Fund’s principal risks are discussed below. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

●	Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs, competitive conditions within an industry, and threatened or actual imposition of tariffs. Drastically reduced or volatile trading activity may make it difficult for the Fund to properly value its investments.

●	Individual Security Selection Risk. Stocks selected as portfolio investments may decline in value due to events specific to that individual security. Such events include, but are not limited to, changes in a company’s business or credit outlook, its geographic exposure, events at competitor companies, and changes in government policy or regulatory environment.

●	Foreign Securities Risk. Although the Equity Fund invests principally in the securities of U.S. issuers, it also expects to invest in foreign securities. To the extent the Fund invests in foreign securities, such investments will be subject to special risks, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

●	Emerging Market Risk. Emerging market securities generally present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are typically more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Smaller Company Risk. The Fund may invest (typically less than one-third of its total assets) in stocks of smaller companies whose market capitalizations are less than $1 billion at the time of investment. Earnings and revenues of smaller companies tend to be less predictable, and the share prices of smaller companies can be more volatile, than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the liquidity of these securities and the Fund’s ability to sell these securities. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Some of the Fund’s investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

●	Concentration Risk. To the extent the Fund invests in a smaller number of securities than do some other mutual funds, its net asset value may experience greater volatility and a greater effect on its total return and may be more susceptible to economic, political, and regulatory developments affecting particular securities or sectors of the market.

●	Key Person Risk. The Fund is heavily dependent upon each of Mr. Thomas G. Plumb and Mr. Nathan M. Plumb for its operation and for the execution of its investment strategy. Mr. Thomas G. Plumb serves as a portfolio manager for the Fund, and also serves as the Chief Executive Officer, Secretary, and Chairman of the Plumb Funds. Mr. Nathan M. Plumb serves as a portfolio manager for the Fund, and also serves as President and Treasurer of the Plumb Funds. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event either of them was no longer involved in the management of the Fund.

Other Non-Principal Investment Risks of the Funds

●	High Yield Bond Risk. Although the Balanced Fund’s bond investments are primarily in investment-grade bonds, the Balanced Fund may invest to a limited extent (up to 5% of its total assets at the time of purchase) in high yield (“junk”) bonds which involve greater credit risk, including the risk of default, than investment-grade bonds. High yield bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to negative developments affecting the issuer or its industry, or the economy in general.

●	Political, Social and Economic Risk. National and global markets and economies have become increasingly interconnected. War, natural disasters, terrorism, public health emergencies such as pandemics, epidemics and bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), and similar events can create very high levels of volatility and generally stressed conditions in markets around the world. These types of events can also result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. For example, the COVID-19 coronavirus pandemic resulted in closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions, throughout much of the United States and many other countries. Similarly, international conflicts such as the large-scale invasion of Ukraine by Russia can result in broad-ranging economic sanctions, boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals as well as significant negative impacts on the financial markets for certain securities and commodities, such as oil and natural gas. Escalating conflict in the Middle East has recently contributed to additional market uncertainty, including regarding potential disruptions to the oil supply chain and resulting price increases. The effects of these events and the resultant effects on the Funds cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Funds.

●	Issuer Risk. The value of a security held by a Fund may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

●	Liquidity Risk. Investments with little or no active trading market can be difficult to sell at or near their perceived value. In such a market, the market value of such investments may fall dramatically, causing the Fund’s share price to fall in value.

●	Market Sector Risk. The Funds may invest a greater or lesser portion of their assets in certain companies, industries, or market sectors than the weightings they represent in certain broad market indices. The Funds will not, however, invest 25% or more of their assets in any single industry sector. These overweighted and underweighted positions may cause the Funds’ performance to vary from the performance of such broad market indices.

●	Inflation/Deflation Risk. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Funds’ assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund’s assets.

Temporary strategies in which the Funds may engage from time to time expose them to certain other risks described below.

●	Temporary Defensive Positions. Under adverse market conditions, the Funds could invest a substantial portion of their assets in U.S. Treasury securities and money market securities. Although the Funds would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the Funds may not achieve their respective investment objectives.

●	Short-Term Trading Risks. The Funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Funds’ after-tax performance.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. The Funds’ Portfolio Holdings Disclosure Policy is also available and on their website (www.plumbfunds.com).

MANAGEMENT

Investment Advisor

Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717, (the “Advisor”) serves as investment advisor to the Funds. As of June 30, 2026, the Advisor had assets under discretionary management of approximately $292 million.

The Advisor manages the investment of each Fund’s assets; provides each Fund with personnel, facilities, and administrative services; and supervises each Fund’s daily business affairs, all subject to the oversight of the Board of Directors. Under the investment advisory agreement pursuant to which the Advisor provides advisory services, each Fund pays the Advisor a fee at an annual rate equal to 65 basis points (0.65%) of the Fund’s average daily net assets.

From time to time, the Advisor may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest, and taxes) to the extent necessary to ensure that such Fund’s total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing a Fund’s overall return to investors. The Advisor has contractually agreed, at least until July 31, 2027, to waive fees and reimburse expenses of each Fund so as to cap each Fund’s annual operating expense ratio (excluding Acquired Fund Fees and Expenses) at:

●	Balanced Fund - 1.44% of the Fund’s average daily net assets for Investor Shares and 1.19% of its average daily net assets for Institutional Shares.

●	Equity Fund - 1.50% of the Fund’s average daily net assets for Investor Shares and 1.25% of its average daily net assets for Institutional Shares.

Each expense cap may not be terminated prior to this date except by the Board of Directors.

The annual investment advisory fee paid to the Advisor as a percentage of average daily net assets for the year ended March 31, 2026, net of expense reimbursements or fee waivers or recoupments (if applicable), was 0.55% for the Balanced Fund and 0.02% for the Equity Fund.

TGP, Inc., which is wholly and directly owned by Thomas G. Plumb, holds all of the voting units of the Advisor. The address of TGP, Inc. is the same as the Advisor’s address.

A discussion regarding the basis for the Funds’ Board of Directors approving the investment advisory agreement is available in the Funds’ Form N-CSR for the period ended September 30 and at www.plumbfunds.com.

Portfolio Managers

Thomas G. Plumb, CFA. Mr. Thomas G. Plumb has been a portfolio manager of the Funds since the Funds’ inception in May 2007. He has also served as the Chief Executive Officer and Chairman of the Plumb Funds since their inception in May 2007, President from May 2007 until August 2024 and Secretary of Plumb Funds since August 1, 2017. Mr. Plumb is a Principal and the founder of Wisconsin Capital Management, LLC, since January 2004, a firm that traces its origins back over forty years. He has over forty years of experience as an investment professional including twenty years as the lead manager of two other balanced mutual funds. Mr. Plumb is primarily responsible for the day-to-day management of the Funds’ portfolios. Mr. Plumb earned a Bachelor of Business Administration degree from the University of Wisconsin-Madison in 1975 and also holds a Chartered Financial Analyst (CFA) designation.

Nathan M. Plumb. Mr. Nathan M. Plumb has been a portfolio manager of the Funds since July 2023. He has served as President of the Plumb Funds since August 2024 and Treasurer since August 2025. Mr. Nathan M. Plumb has extensive experience in the investment management industry. He served as Chief Financial Officer and Treasurer of the Funds from August of 2017 through September 2022 and as a Director from January 2017 until September 2022. He was an associate portfolio manager for the Funds from January 2014 through December 2016, and from August 2013 to December 2014 he served as an assistant portfolio manager of the Funds. He also served as Vice President of the Funds from August 2015 through December 2016. From 2003 until December 2016, Mr. Plumb served in various roles with Wisconsin Capital Management and related entities, including as an active member of Wisconsin Capital Management’s research committee beginning in 2010 and as a portfolio manager for privately managed accounts beginning in 2009. He holds a Masters of Business Administration from the University of Wisconsin and a Bachelor’s degree in Psychology from Gustavus Adolphus College. He also holds the Certified Trust and Financial Advisor (CTFA) certification.

The Statement of Additional Information (the “SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) which, among other things, requires it to pay Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and distributor of shares of the Funds, a monthly fee of up to 0.25% of its average daily net assets attributable to Investor Shares computed on an annual basis.

The amounts paid under the Rule 12b-1 Plan reimburse the Distributor for distributing Investor Shares of the Funds and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution, or other person that renders assistance in distributing or promoting the sale of Investor Shares of the Funds, provides shareholder services to the Funds, or that has incurred any of the aforementioned expenses on behalf of the Funds pursuant to a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to another Fund. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets attributable to Investor Shares of that Fund. The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.

Revenue Sharing

The Advisor expects to pay additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. Please see the SAI for more information about the Advisor’s use of this additional compensation.

The Advisor expects to pay out of its own resources (and not as an additional charge to a Fund) compensation to certain financial intermediaries in connection with the sale and distribution of the Funds’ shares and the retention and servicing of Fund investors who own the Funds’ shares. These payments are sometimes referred to as “revenue sharing” payments and are payments separate from any service fees or other expenses paid by the Funds and described elsewhere in this Prospectus. Through this arrangement, financial intermediaries may assist the Advisor in developing and structuring marketing initiatives, creating marketing materials, attending sales meetings, and placing the Funds’ shares on a financial intermediary’s list of mutual funds available for purchase by the intermediary’s clients. Fees payable under this marketing agreement, which may be substantial, are negotiated between the parties.

HOW TO BUY SHARES

General

The price you pay for the shares will be the net asset value per share, determined at the end of the business day your purchase order is received by the Plumb Funds through Ultimus Fund Solutions, LLC, the Funds’ transfer agent (the “Transfer Agent”), or received by the Distributor, or other broker-dealers authorized by the Funds or their designated intermediaries. The Distributor and the Funds reserve the right to reject any purchase order for any reason. The Funds reserve the right to waive or change minimum initial and additional investment amounts. Shares generally may not be purchased by persons residing outside the United States. Please note that your application will be returned if any information is missing. The Funds do not issue share certificates.

Please call us at 1-866-987-7888 if you have any questions about purchasing shares of the Funds or require additional assistance in completing your Account Application.

The investment minimums for purchases of shares of the Funds (subject to any waiver or change by the Distributor or the Funds) are as follows:

Minimum Investment Amount

	Initial		Subsequent
	Investor Shares	Institutional Shares	All Classes
Regular Accounts	$2,500	$2,500	$50
IRAs	$1,000	$1,000	$50
Automatic Investment Plan	N/A	N/A	$50

The Funds reserve the right to waive the minimum initial investment amount at their discretion. The Funds do waive the minimum initial investment for Institutional Shares for employees and officers, and families of employees and officers, of the Advisor and its affiliates, and directors and officers of the Funds.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Funds and/or its agents (including the Transfer Agent) will request your full name, residential or business street address (a P.O. Box is not sufficient and will not be accepted as a primary address), date of birth (for individuals), and an identification number, such as a Social Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you.

For legal entities, the Funds may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Funds may also request to see a driver’s license, passport, or other identifying documents. The Funds may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

Verification Process: The Funds and/or its agents reserve the right to:

●	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;

●	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or

●	Take any other action required or permitted by applicable law, including freezing an account or its assets.

Purchase Procedures

Method	Steps To Follow

By Mail:	To Open a New Account:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

By Personal Delivery/Express Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box of Ultimus, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s office.

1.

Complete the Account Application.

2.

Make your check payable to “The Plumb Funds” (note: your purchase must meet the applicable minimum). All purchases by check must be made in U.S. dollars drawn on a domestic financial institution. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

3.

Send the completed Account Application and check to the applicable address listed to the left (note: a $25 fee, in addition to any loss sustained by the Funds, will be assessed for any payment that is returned).

Method	Steps To Follow

To Add to an Existing Account:

To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

Method	Steps To Follow

By Wire Transfer:

You may purchase shares of the Funds by federal funds wire transfer. Before sending a wire, please call the Funds at 1-866-987-7888 to obtain current wiring instructions and to notify the Transfer Agent that a wire transfer will be sent. Failure to provide advance notice or to use complete and accurate wiring instructions may delay the processing of your purchase.

Wire purchase orders will generally be credited on the business day that the wired funds are received in good order by the Funds’ designated bank, provided the funds are received before 3:00 p.m. Central Time / 4:00 p.m. Eastern Time. Wired funds received after that time will generally be processed on the next business day.

Your bank may charge a fee for sending a wire transfer. The Funds and the Transfer Agent are not responsible for delays, errors, or losses resulting from incomplete or incorrect wiring instructions, actions or omissions of the sending or receiving bank, or delays in the Federal Reserve wire system.

To Open a New Account:

1.

To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-866-987-7888. A representative will assist you in obtaining an account application, which must be completed, signed and returned to the Transfer Agent before payment by wire may be made.

Note: The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Fund receives payment by wire in proper form. Your financial institution may charge a fee for wiring funds.

By Electronic Funds Transfer:

Investors may purchase additional shares of the Funds by calling 1-866-987-7888. Unless you declined telephone options on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network, provided that your bank is a member. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received before 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on that day.

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

A $25 charge will be assessed for any such transfer that cannot be completed.

Method	Steps To Follow

Automatic Investment Plan:

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the Transfer Agent will process AIP purchases in the amount and frequency selected by the shareholder at the Funds’ net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order. There is no minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the Transfer Agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Funds and/or the Transfer Agent may modify, suspend, or terminate the AIP at any time.

(Note: This plan may be suspended, modified, or terminated at any time.)

To Open an Account:

Not Applicable.

To Add to an Existing Account:

1.

Call us at 1-866-987-7888 or visit our website at www.plumbfunds.com to obtain a regular Account Application.

2.

Complete the Automatic Investment Plan section on the regular Account Application to authorize the transfer of funds from your bank account. Include a voided check or savings deposit slip with the application. Please note that the Funds’ Automatic Investment Plan only offers an option to make automatic investments on a monthly basis.

3.

Indicate the amount of the automatic investments (must be at least $50 per investment).

4.

Your bank will deduct the automatic investment amount from your bank account each month on the business day you have selected or if the date falls on a day the Fund is closed, the next business day. Such amount will be invested in shares of the Fund or Funds in accordance with your authorization. Your financial institution must be a member of the Automated Clearing House (ACH) network. (Note: you will be charged $25 for any automatic investments that do not clear.)

To Change or Stop an Automatic Investment Plan:

1.

Call us at 1-866-987-7888. We will take your request and give you a confirmation number; or

2.

Write a letter requesting your change to:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

Regular/Express Mail:

P.O. Box 46707

Cincinnati, Ohio 45246

Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Please note that the Funds need at least five (5) calendar days for processing any changes to, or a termination of, an automatic investment instruction. Therefore, the Funds must receive a notice of a change or a termination at least five (5) days before the date you want the change to take effect.

Method	Steps To Follow

Through Broker-Dealers and Other Service Providers:	You may purchase shares of the Funds through a broker-dealer, institution, or other service provider who may charge a commission or other transaction fee. Certain features of the Funds may not be available or may be modified in connection with the program offered by your service provider. The service provider, rather than you, may be the shareholder of record of Fund shares, in which case the service provider may be responsible for delivering Fund reports and other communications about the Funds to you.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Funds or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Funds and Transfer Agent are not responsible for delays or losses due to requests that are not received in good order.

Payment for Shares and Good Funds Policy

●	The Fund accepts payment for shares by check, Automated Clearing House (“ACH”) transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next net asset value (“NAV”) calculated after the order is received in good order.

●	Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in “good funds.” The Fund and its Transfer Agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear.

●	During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

●	If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its Transfer Agent, as well as any applicable fees.

Online purchase transactions are subject to the requirements and limitations described under “Electronic Services and Online Account Transactions.”

Exchange of Fund Shares

You may exchange shares of the same class of one Plumb Fund for shares in an identically registered account of another Plumb Fund without a fee or sales charge. The exchange of shares can be made by mailing a letter of instruction to the Fund or by telephone unless you have declined this option on your Account Application. If an account has more than one owner or authorized person, telephone instructions will be accepted from any one owner or authorized person. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

The basic rules for exchanges are as follows:

●	You must own shares of the Fund you wish to exchange for at least 15 calendar days before you can exchange them for shares of another Plumb Fund.

●	Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but may not exceed $100,000.

●	Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 ($1,000 for IRAs) for Investor Shares and at least $2,500 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares).

●	We reserve the right to limit the number of times you may exchange Fund shares.

Exchange requests may be submitted by written instruction or by telephone, unless telephone exchange privileges have been declined on your Account Application. If an account has more than one owner or authorized person, exchange instructions may be accepted from any one owner or authorized person.

All exchange requests must be received in good order and are subject to the applicable requirements of the receiving Funds and the Funds’ policies and procedures, including any applicable investment minimums, account registration requirements, holding periods, minimum balance requirements, frequency limitations, and other operational requirements established by the Funds or their transfer agent. The Funds reserve the right to reject any exchange request that is not received in good order.

Automatic Exchange Plan. You may also make regular monthly exchanges from the same class of one Plumb Fund to another through our Automatic Exchange Plan. You may participate in the Automatic Exchange Plan by contacting the Funds in writing. You must establish an account for each Plumb Fund with at least $2,500 ($1,000 for IRAs) for Investor Shares, at least $2,500 ($1,000 for IRAs) for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares) and before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

Tax Treatment for Exchanges. An exchange of shares is generally treated as a redemption of shares from one Fund and a purchase of shares of another Fund. Accordingly, an exchange may result in a taxable gain or loss for federal, state, or local income tax purposes. Shareholders should consult their tax advisors regarding the tax consequences of exchanges in their particular circumstances.

HOW TO SELL SHARES

General

You may redeem all or some of your shares of the Funds at any time by submitting a redemption request in good order. A Redemption Request Form is available from the Funds. Please call the Funds at 1-866-987-7888 if you have any questions about redeeming shares.

The redemption price will be the net asset value (“NAV”) per share next determined after the redemption request is received in good order by the Transfer Agent, the Distributor, or another financial intermediary authorized by the Funds to receive redemption requests. The NAV per share is generally determined as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m. Eastern Time, on each day that the Exchange is open for trading.

A redemption request will be deemed in proper form if it includes:

●	The shareholder’s name;

●	The name of the Fund;

●	The account number;

●	The share or dollar amount to be redeemed; and

●	Signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

Please see “Signature Guarantees” below for additional information regarding when a Medallion Signature Guarantee may be required.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Redemption Procedures

You may redeem Fund shares in the following ways:

Method	Steps to Follow

By Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

By Personal Delivery/Express Mail:

The Plumb Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

1.

A written request for redemption (or the Redemption Request form) must be signed exactly as the account is registered and include the account number and the amount to be redeemed.

2.

Send the written redemption request to the applicable address listed to the left.

3.

Signatures may need to be guaranteed. See section entitled “Signature Guarantees.”

Systematic Withdrawal Plans (SWP):

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder at the Fund’s net asset value (“NAV”) next determined after receipt of the applicable purchase instructions in good order.

Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

Method	Steps to Follow

By Telephone:

By Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

1.

Call us at 1-866-987-7888.

2.

Provide your account number and the amount to be redeemed.

3.

Telephone redemptions are subject to a $25,000 maximum.

4.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.

5.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By accepting the telephone redemption option, you authorize us to act upon the instruction of any person by telephone to redeem shares from your account, and you assume some risk for unauthorized transactions. We have procedures designed to reasonably assure that the telephone instructions are genuine, including recording telephone conversations, requesting personal information, and providing written confirmation of transactions; and we will be liable to you if you suffer a loss from our failure to abide by these procedures. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one of those owners or authorized persons.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Method	Steps to Follow

Through Broker-Dealers, Institutions, and Other Service Providers:	You may redeem shares through broker-dealers, institutions, and other service providers, who may charge a commission or other transaction fee for processing the redemption for you.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Funds or Transfer Agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Funds and Transfer Agent are not responsible for processing delays or losses resulting from requests not received in good order.

Online redemption transactions are subject to the requirements and limitations described under “Electronic Services and Online Account Transactions.”

Receiving Redemption Proceeds

You may receive proceeds of your redemption by check, ACH, or federal wire transfer. The Funds typically expect that it will take one-to-three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The Funds typically expect that they will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. No redemption will be effective until all necessary documents have been received in proper form by the Plumb Funds (through the Transfer Agent). Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.

Method	Steps to Follow

By Mail:	The Fund or its transfer agent typically mails checks for redemption proceeds on the following business day after a redemption request is received in good order, but in any event no later than seven calendar days after receipt of the request in good order, as permitted by federal law. The check will be mailed to the address of record on your account, unless you request that it be sent to a different address, which may require a Medallion Signature Guarantee. There is no charge for mailing redemption checks by regular mail. A fee of $35 will be charged for overnight delivery of redemption checks, if requested. This fee will be deducted directly from your account and is subject to change without notice. Redemption proceeds will be mailed by check unless you expressly request that proceeds be sent by wire transfer or ACH.

By Wire/Electronic Funds Transfer:

At your written request and, if applicable, with a Medallion Signature Guarantee, the Fund or its transfer agent will send your redemption proceeds by wire transfer or ACH to your designated bank account of record. Redemption proceeds will ordinarily be sent on the business day immediately after your redemption request is processed in good order. Wire transfer proceeds are generally immediately available. Redemption proceeds sent by ACH are usually available within two-to-three business days.

A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution. There is no charge for ACH transfers.

Other Redemption Information

Medallion Signature Guarantee (“MSG”) Requirements. To protect shareholders and the Fund from potential fraud, the Fund and/or its transfer agent (the “Transfer Agent”) may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing. A Fund or its transfer agent may require a Medallion Signature Guarantee in the following situations:

●	The redemption is in excess of $25,000.

●	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days.

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record.

●	If you have requested a change of address within 30 calendar days prior to the redemption request.

●	If you want to change ownership registration on your account.

●	Redemption instructions are submitted by mail with alternate delivery instructions or special processing.

●	Any other situation where a Fund or its transfer agent reasonably determines that additional documentation or verification is warranted.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee under other circumstances as indicated. Additionally, the Funds reserve the right to waive any signature requirement at their discretion.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Funds’ transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other form of authentication from a financial institution source that is acceptable to the Funds.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

Small Accounts. We reserve the right to terminate your account(s) in the Funds if, as a result of any transfer, exchange, or redemption of shares in the account, the aggregate value of all of your accounts with the Funds falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate any account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than customary weekend and holiday closings; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

Excessive Account Activity. An excessive number of purchases, exchanges, and redemptions by a shareholder (market timing) in and out of a Fund may be disadvantageous to the Fund and its shareholders. Frequent transactions present risks to Fund shareholders such as dilution in the value of Fund shares held by long-term holders, interference with the efficient management of the Fund’s portfolio, increased brokerage and administrative costs, and adverse tax consequences. The Funds’ Board of Directors has adopted policies to discourage frequent purchases, exchanges, and redemptions of Fund shares. We seek to prohibit any shareholder from making, during any 12-month period, more than three purchases back into a Fund that were preceded by or otherwise associated with exchanges or redemptions from the Fund. However, when purchases, exchanges, and redemptions are made through omnibus accounts maintained by broker-dealers and other intermediaries, we may not be able to effectively identify and restrict persons who engage in such activity. This prohibition does not apply to shareholders who have automatic investment plans or systematic withdrawal plans. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange or purchase order, or reject an exchange or purchase, at any time, for any reason. We also have the right to close accounts of persons who have a known history of market timing and other disruptive transaction activity.

Telephone Trades. Telephone exchange and redemption requests are subject to the requirements and limitations described under “Telephone Transactions.” Telephone instructions must be received in good order before the applicable cut-off time. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time.

Verification of Shareholder Transaction Statements. You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Taxes. For tax purposes you will generally recognize a gain or loss for federal, state and local income tax purposes on a redemption of shares in the Fund. If you repurchase shares in the Fund within a 30-day period, the ability to recognize a loss for tax purposes may be limited by the wash-sale rules.

OTHER INFORMATION

Choosing a Share Class

Each Fund offers Institutional Shares and Investor Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.

	Institutional Shares	Investor Shares
Rule 12b-1 Distribution Plan Fee	None	0.25%

As noted in the table above, each Fund’s Investor Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of the average daily net assets based on the average daily net assets of the Fund’s Investor Shares as described herein. Because the minimum initial investment amount for Investor Shares and Institutional Shares is the same and because Institutional Shares are not subject to a Rule 12b-1 Plan fee, Institutional Shares generally will be a less expensive investment option than Investor Shares.

Institutional Shares

Institutional Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Institutional Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Funds. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Funds and do not require the Funds to pay a fee, may purchase Institutional Shares, subject to investment minimums. The minimum initial investment for Institutional Shares of each Fund is $2,500 and may be waived or changed by a Fund in its sole discretion.

Investor Shares

Investor Shares are offered for sale at NAV, without the imposition of a sales charge. Investor Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Fund attributable to Investor Shares, computed on an annual basis. The minimum initial investment for Investor Shares is $2,500 and may be waived or changed by a Fund in its sole discretion.

Determination of Net Asset Value

Each Fund determines the net asset value (“NAV”) per share with respect to each class of shares daily by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund. The NAV per share is calculated each business day, Monday through Friday, except on customary national business holidays when the New York Stock Exchange (“NYSE”) is closed or on any other day when the NYSE is closed. The calculation is made as of 4:00 p.m. Eastern Time.

For purposes of determining NAV, each Fund values its investments using market quotations when readily available. When market quotations are not readily available or are deemed unreliable for a security, the security is valued in good faith at its fair value in accordance with pricing policies and procedures adopted by the Funds’ Board of Directors.

Market quotations are readily available in nearly all instances for the common stocks and other equity securities in which the Funds invest. Therefore, in most cases, a Fund’s investments in equity securities will be valued using market quotations. However, an equity security may be priced at its fair value when the exchange on which the security is principally traded closes early, when trading in the security was halted during the day and did not resume prior to the Fund’s NAV calculation, or if the security is not traded on an exchange. A Fund may also value a security at fair value if a significant event materially affecting the security’s value occurs after its market price has been determined but before the Fund’s NAV is calculated.

Market quotations for debt securities and tax-exempt obligations held in the Balanced Fund are often not readily available. Fair values of debt securities are typically based on valuations published by an independent pricing service. Debt securities purchased by a Fund with remaining maturities of 60 days or less are generally valued at the Fund’s cost, plus or minus any amortized discount or premium.

Whenever a security is priced at fair value, the Fund considers the relevant facts and circumstances set forth in the pricing policies and procedures adopted by the Funds’ Board of Directors and other factors as warranted. Factors that may be considered include, among others, the type of security; events or circumstances relating to the security’s issuer; general market conditions; size of the Fund’s holding in the security; prior valuations and trading activity; cost of the security when it was purchased; and restrictions on disposition.

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. There is no guarantee that the fair value assigned to a particular security will actually be realized upon a sale of that security.

Because different expenses are charged to Investor Shares and Institutional Shares, the NAV of the two classes of the Fund is expected to vary.

Authorized Broker-Dealers

The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of each Fund. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the particular Fund’s net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

Dividends and Distributions

Each Fund annually distributes substantially all of its net investment income and any net realized capital gains. These distributions are automatically reinvested in additional shares of the applicable class of the applicable Fund at the net asset value on the payment date, unless you request payment in cash on your account application. You may change your distribution option by writing or calling the transfer agent. Any change should be received by the transfer agent at least 5 days prior to the next distribution.

If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the particular Fund’s then current net asset value per share. We will continue to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

Distributions of income and capital gains are generally taxable when they are paid whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or hold the Funds through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. Distributions are taxable as ordinary income, qualifying dividends, or capital gains. The maximum federal rate on long-term capital gains and qualifying dividends received by individuals, estates, and trusts is 20%, with an additional tax of 3.8% on net investment income of certain high-earning individuals, estates and trusts. Short-term capital gains distributions will be taxed as ordinary income. Qualifying dividends include dividends received from domestic corporations

(including mutual funds) on shares of stock that have been held for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Additional requirements and limitations are imposed for purposes of determining the amount of dividends received from mutual funds that may qualify for the reduced tax rate. Non-qualifying dividends, including dividends of income on debt securities, will be taxed at ordinary income rates. You will receive information annually on the federal tax status of your Fund’s dividends and capital gains distributions.

In the Account Application, you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to provide your correct taxpayer identification or social security number, the Funds are required to withhold 24% of your taxable distributions and redemption proceeds.

Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to take all other action required so that no federal income tax will be payable by such Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, it would be treated as a Subchapter C corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and then distributions to shareholders of the remaining corporate after-tax income would be subject to tax at the shareholder level (i.e., double taxation).

The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action, with possible retroactive effect. Shareholders should consult their own tax advisors regarding the federal, state and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the Funds will determine the cost basis of your covered shares using the average cost method. Please see the SAI for more information regarding cost basis reporting, including information about the average cost method.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not tax advisors and are unable to give tax advice.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Retirement Accounts and Plans

Individual Retirement Accounts. The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs, and Coverdell Education Savings Accounts. U.S. Bank National Association will serve as custodian for all IRA accounts sponsored by the Funds. U.S. Bank National Association will charge a $25.00 annual maintenance fee for each Traditional IRA, Roth IRA, or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $30.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement, and the Custodial Account Application are available from the Funds.

Purchases and redemptions of shares of the Funds by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $1,000 for Investor Shares and $1,000 for Institutional Shares (unless your account type does not require an investment minimum with respect to Institutional Shares).

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Shares held in IRA and other retirement plan accounts may be redeemed by telephone at 1-866-987-7888. Investors will be asked whether or not to withhold taxes from any distribution.

Retirement Plan Accounts. Purchases may also be made by SEP plans (Simplified Employee Benefit Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers), 401(k) plans, 403(b) plans, and other retirement plans. Forms of SEP, SIMPLE, and 403(b) plans are available from the Funds. The initial and subsequent investment minimums are not imposed on retirement plan accounts.

Because a retirement program involves commitments covering future years, it is important that the investment objectives of a Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

Privacy Policy

We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

We do not sell your personal information to anyone.

When we evaluate your request for our services, provide investment advice to you, and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity, and accounts at other institutions.

We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals, and others to assist us, or them, in providing services to you. We may also share information with the service providers that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

Generally, upon your written request, we will make available information for your review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single prospectus or other shareholder information (“shareholder documents”) to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

We will assume that you consent to householding of shareholder documents unless you send a note indicating that you do not consent to The Plumb Funds, c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. You may revoke your consent to householding at any time by sending such a note.

Electronic Services and Online Account Transactions

Each Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (collectively, “Online Services”) through its website (the “Website”). These Online Services may include, but are not limited to, the ability to establish certain eligible new accounts, access account information, conduct transactions, and consent to the electronic delivery of Fund documents.

Eligibility for Online Account Establishment. Certain eligible investors may open new accounts online. To qualify, you must:

●	Be a U.S. person of legal age with a valid U.S. mailing address;

●	Provide a permanent U.S. street address (P.O. boxes are generally not accepted for identity verification purposes, although they may be used for mailing); and

●	Provide a valid Social Security Number or Taxpayer Identification Number.

The online account establishment process also includes the option to consent to the electronic delivery of Fund documents. Paper delivery is the default method unless you affirmatively elect electronic delivery. Certain account types, including but not limited to trusts, corporate accounts, and other entity accounts, are not eligible for online account opening and must be established by submitting a completed application by mail. Use of the Online Services is subject to your acceptance of the applicable online user agreement, which may be amended from time to time.

Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Fund reserves the right to reject your application, restrict transactions, or close your account.

Online Transactions. All online transaction requests are subject to the terms of this Prospectus. To receive the net asset value (“NAV”) determined for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). Requests received after this time will receive the next business day’s NAV.

●	Purchases. Initial and subsequent purchases may be made online via the Automated Clearing House (“ACH”) network. Please note that proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase has cleared.

●	Redemptions. For risk management purposes, online redemptions are generally limited to $100,000 per account per day. This limit may be lower if the Fund requires a Medallion Signature Guarantee (“MSG”) at a threshold below this amount, in which case the most restrictive limit will apply. All redemption requests exceeding the applicable online limit must be submitted in writing and must include a valid MSG if required.

Limitation of Liability. Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) do not guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, system maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). To the extent permitted by applicable law, neither the Fund, the Transfer Agent, the Fund’s distributor, nor their respective affiliates will be liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

Please see “How to Buy Shares,” “Exchange of Fund Shares,” and “How to Sell Shares” for additional information regarding transaction requirements, good-order requirements, and other applicable restrictions.

Website

Visit us online at www.plumbfunds.com to access each Fund’s performance and portfolio characteristics.

In addition to general information about investing in our Funds, our website offers:

●	Daily performance

●	Prospectus and applications

●	Statement of Additional Information

●	Annual and Semi-Annual Reports

●	Quarterly lists of each Fund’s portfolio holdings

●	Proxy voting record

●	Various policies and procedures

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal years ended March 31, 2022, 2023, 2024, 2025 and 2026 for the Investor Shares and Institutional Shares for each Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Funds’ financial statements, are included in the Annual Report to Shareholders for the fiscal year ended March 31, 2026, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Balanced Fund Institutional Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$35.22	$37.99	$29.76		$35.12	$39.04
Activity from investment operations:
Net investment income(1)	0.26	0.19	0.34		0.34	0.12
Net realized and unrealized gain (loss) on investments	4.47	0.09	8.36		(3.42)	(0.91)
Total from investment operations	4.73	0.28	8.70		(3.08)	(0.79)
Less distributions from:
Net investment income	(0.06)	(0.57)	(0.47)		(0.19)	(0.06)
Net realized gains	(3.48)	(2.48)	-		(2.09)	(3.07)
Total distributions	(3.54)	(3.05)	(0.47)		(2.28)	(3.13)
Net asset value, end of year	$36.41	$35.22	$37.99		$29.76	$35.12
Total return(2)	13.34%	0.24%	29.45%		(8.34)%	(2.52)%
Net assets, at end of year (000s)	$27,970	$26,351	$29,666		$19,224	$34,659
Ratio of gross expenses to average net assets(3)	1.29%	1.28%	1.34%		1.28%	1.00%
Ratio of net expenses to average net assets	1.19%	1.19%	1.13	%(4)	0.99%	0.99%
Ratio of net investment income to average net assets	0.68%	0.53%	1.03%		1.12%	0.30%
Portfolio Turnover Rate	29%	26%	25%		36%	38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges (loads) and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Effective July 28th, 2023, the expense cap is 1.19%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Balanced Fund Investor Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$35.27	$38.07	$29.77		$35.05	$39.04
Activity from investment operations:
Net investment income(1)	0.17	0.10	0.26		0.28	0.03
Net realized and unrealized gain (loss) on investments	4.47	0.08	8.36		(3.41)	(0.89)
Total from investment operations	4.64	0.18	8.62		(3.13)	(0.86)
Less distributions from:
Net Investment income	-	(0.50)	(0.32)		(0.06)	(0.06)
Net realized gains	(3.48)	(2.48)	-		(2.09)	(3.07)
Total distributions	(3.48)	(2.98)	(0.32)		(2.15)	(3.13)
Net asset value, end of year	$36.43	$35.27	$38.07		$29.77	$35.05
Total return(2)	13.05%	(0.03)%	29.11%		(8.50)%	(2.73)%
Net assets, at end of year (000s)	$35,239	$32,880	$45,270		$39,756	$62,718
Ratio of gross expenses to average net assets(3)	1.54%	1.53%	1.58%		1.53%	1.25%
Ratio of net expenses to average net assets	1.44%	1.44%	1.37	%(4)	1.19%	1.19%
Ratio of net investment income to average net assets	0.44%	0.28%	0.79%		0.93%	0.08%
Portfolio Turnover Rate	29%	26%	25%		36%	38%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Effective July 28th, 2023, the expense cap is 1.44%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Equity Fund Institutional Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$27.77	$29.78		$20.63		$25.81	$34.86
Activity from investment operations:
Net investment income (loss)(1)	(0.23)	(0.21)		0.42		(0.05)	(0.26)
Net realized and unrealized gain (loss) on investments	3.33	(1.70	)(3)	8.73		(3.06)	(1.25)
Total from investment operations	3.10	(1.91)		9.15		(3.11)	(1.51)
Less distributions from:
Net realized gains	(1.57)	(0.10)		-		(2.07)	(7.54)
Total distributions	(1.57)	(0.10)		-		(2.07)	(7.54)
Net asset value, end of year	$29.30	$27.77		$29.78		$20.63	$25.81
Total return(2)	10.72%	(6.44)%		44.35%		(11.00)%	(6.51)%
Net assets, at end of year (000s)	$13,750	$12,269		$12,176		$6,499	$8,986
Ratio of gross expenses to average net assets(4)	1.88%	1.96%		2.28%		2.25%	1.57%
Ratio of net expenses to average net assets	1.25%	1.25%		1.18	%(5)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.74)%	(0.71)%		(0.51)%		(0.24)%	(0.75)%
Portfolio Turnover Rate	26%	21%		14%		43%	40%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges (loads) and redemption fees.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(5)	Effective July 28, 2023, the expense cap is 1.25%

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Plumb Equity Fund Investor Class
	For the Year Ended March 31, 2026	Year Ended March 31, 2025		Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2022
Net asset value, beginning of year	$27.52	$29.58		$20.55		$25.76	$34.87
Activity from investment operations:
Net investment loss(1)	(0.31)	(0.29)		(0.45)		(0.09)	(0.33)
Net realized and unrealized gain (loss) on investments	3.30	(1.67	)(3)	9.48		(3.05)	(1.24)
Total from investment operations	2.99	(1.96)		9.03		(3.14)	(1.57)
Less distributions from:
Net realized gains	(1.57)	(0.10)		-		(2.07)	(7.54)
Total distributions	(1.57)	(0.10)		-		(2.07)	(7.54)
Net asset value, end of year	$28.94	$27.52		$29.58		$20.55	$25.76
Total return(2)	10.41%	(6.65)%		43.94%		(11.15)%	(6.69)%
Net assets, at end of year (000s)	$14,084	$12,317		$14,939		$13,736	$17,252
Ratio of gross expenses to average net assets(4)	2.12%	2.20%		2.51%		2.26%	1.74%
Ratio of net expenses to average net assets	1.50%	1.50%		1.41	%(5)	1.19%	1.19%
Ratio of net investment loss to average net assets	(1.00)%	(0.96)%		(0.74)%		(0.43)%	(0.95)%
Portfolio Turnover Rate	26%	21%		14%		43%	40%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any redemption fees.
(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(5)	Effective July 28, 2023, the expense cap is 1.50%.

WISCONSIN CAPITAL FUNDS, INC.	DISTRIBUTOR
c/o Ultimus Fund Solutions, LLC	Ultimus Fund Distributors, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246
1-866-987-7888
CUSTODIAN
DIRECTORS OF THE FUNDS	U.S. Bank National Association
Thomas G. Plumb	1555 North Rivercenter Drive
Patrick J. Quinn	Milwaukee, WI 53212
Jay V. Loewi
Roy S. Schlachtenhaufen	TRANSFER AGENT AND
Harlan J. Moeckler	DIVIDEND DISBURSING AGENT
Ultimus Fund Solutions, LLC
OFFICERS OF THE FUNDS	P.O. Box 46707
Thomas G. Plumb – Chief Executive Officer and Secretary	Cincinnati, Ohio 45246
Nathan M. Plumb – President and Treasurer
Bonnie Romani – Chief Compliance Officer	INDEPENDENT REGISTERED PUBLIC
Alissa Schlimgen – Chief Financial Officer	ACCOUNTING FIRM
Donette Sainsbury – Chief Accounting Officer	Cohen & Company, Ltd.
Maggie Bull – Assistant Secretary	875 E Wisconsin Ave, Suite 210
Kristen Renberg – Assistant Secretary	Milwaukee, WI 53202
Franklin Dickson – Assistant Treasurer
LEGAL COUNSEL
INVESTMENT ADVISOR	Quarles & Brady LLP
Wisconsin Capital Management, LLC	411 East Wisconsin Avenue
8020 Excelsior Drive, Suite 402	Milwaukee, WI 53202
Madison, WI 53717
Phone (608) 960-4616

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about the Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to shareholders and in Form N-CSR. The Funds’ Annual Report contains a concise summary of the relevant market conditions and investment strategies that materially affected each Fund’s performance during its most recently completed fiscal year. All shareholders (other than those who have requested electronic delivery) will receive a paper copy of a tailored shareholder report that includes certain information about the Funds. Certain other information, including the financial statements, will not appear in each Fund’s tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. To request electronic delivery of the tailored shareholder report (rather than a paper copy), contact the Funds at 866-987-7888 (toll free).

To obtain a free copy of the SAI or Annual or Semi-Annual Report, the Funds’ financial statements or ask questions or obtain additional information about the Funds, you can contact the Funds at 866-987-7888 (toll free) or c/o Ultimus Fund Solutions, LLC, Via Regular/Express Mail: P.O. Box 46707 Cincinnati, Ohio 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. You may also obtain, free of charge, the SAI, the Funds’ most recent Annual and Semi-annual Reports, the Funds’ financial statements and other relevant information at the Funds’ website (www.plumbfunds.com). Information and reports about each Fund (including the SAI) are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov.

Investment Company Act Number 811-22045

Plumb Funds is a registered trademark of Wisconsin Capital Funds, Inc.

WISCONSIN CAPITAL FUNDS, INC

8020 Excelsior Drive, Suite 402

Madison, Wisconsin 53717

Telephone: 1-866-987-7888

www.plumbfunds.com

Plumb Balanced Fund	Plumb Equity Fund
(Investor Shares: PLBBX)	(Investor Shares: PLBEX)
(Institutional Shares: PLIBX)	(Institutional Shares: PLIEX)

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2026

This Statement of Additional Information (the “SAI”) contains detailed information about the Plumb Balanced Fund and the Plumb Equity Fund. This SAI is not a prospectus and should be read in conjunction with the prospectus of the Plumb Balanced Fund and the Plumb Equity Fund (the “Prospectus”) dated July 29, 2026. The Prospectus may be obtained, without charge, by contacting Wisconsin Capital Funds, Inc. at the address or the telephone number listed above.

The financial statements of the Funds and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended March 31, 2026. See “Financial Statements.”

TABLE OF CONTENTS

FUND HISTORY	1
DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS	1
INVESTMENT RESTRICTIONS	15
DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS	16
MANAGEMENT	18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	29
ADVISORY, ADMINISTRATION, AND OTHER SERVICES	31
DISTRIBUTION OF SHARES	36
PORTFOLIO TRANSACTIONS AND BROKERAGE	39
TAXES	40
COST BASIS REPORTING	42
CAPITAL STOCK AND OTHER SECURITIES	43
FINANCIAL STATEMENTS	43
EXHIBIT A	A-1

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FUND HISTORY

Wisconsin Capital Funds, Inc. is a Maryland corporation incorporated on April 4, 2007, and registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). Each of the Plumb Balanced Fund and the Plumb Equity Fund (each a “Fund” and collectively, the “Funds”) is a series of Wisconsin Capital Funds, Inc. The Funds commenced operations on May 24, 2007. Wisconsin Capital Funds, Inc. may offer more than one class of shares. Each of the Funds currently offers two classes of shares: Investor Shares and Institutional Shares. The investment advisor of the Funds is Wisconsin Capital Management, LLC (the “Advisor”). The principal underwriter and distributor of shares of the Funds is Ultimus Fund Distributors, LLC (the “Distributor”).

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

Lending Portfolio Securities

Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies; however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event a Fund engages in this activity, the Advisor will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but the Fund would call the loan to permit voting of securities during the existence of the loan if, in the Advisor’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may from time to time enter into repurchase agreements. Repurchase agreements involve the sale of securities to the purchasing Fund with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. Each Fund may enter into repurchase agreements with broker-dealers and with banks. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase

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agreement. Each Fund will require continual maintenance of cash or cash equivalents held by its depository in an amount equal to, or in excess of, the market value of the securities which are subject to the agreement.

In the event the seller of the repurchase agreement becomes the subject of a bankruptcy or insolvency proceeding, or in the event of the failure of the seller to repurchase the underlying security as agreed, a Fund could experience losses that include: (1) decline in the value of the underlying security during the period with respect to which the Fund seeks to enforce its rights, and delay in the enforcement of such rights; (2) loss of all or a part of the income or proceeds of the repurchase; (3) additional expenses to the Fund in connection with enforcing those rights; and (4) delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor will invest in repurchase agreements only when it determines that the Fund should invest in short-term money market instruments and that the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund’s net assets would be invested in repurchase agreements. This limitation does not apply to a Fund’s investments in repurchase agreements of the cash collateral received from the Fund’s securities lending activity.

When-Issued Transactions

Each Fund may purchase or sell portfolio securities in when-issued transactions, although absent unforeseen market and economic conditions, the Funds have no present intention to do so. In when-issued transactions, instruments are bought or sold with payment and delivery taking place in the future to secure what is deemed an advantageous yield or price to the Fund at the time of the transactions. The payment obligations and the interest rate in such transactions are fixed at the time the buyer commits to the purchase, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which the Fund would normally expect to do, there will be greater fluctuations in the market value of the Fund’s assets than if the Fund set aside cash to satisfy the purchase commitment. However, the Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be earmarked specifically for the settlement of such commitments. A Fund will only make commitments to purchase portfolio securities on a when-issued basis when it intends to actually acquire the securities, and not for the purpose of investment leverage, but reserves the right to sell the securities before the settlement date if deemed advisable. The Funds currently do not intend to purchase securities in when-issued transactions if, after such purchase, more than 5% of the participating Fund’s net assets would consist of when-issued securities.

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Illiquid and Restricted Investments or Securities

The Funds have established a liquidity risk management program pursuant to Rule 22e-4 (the “Liquidity Rule”) adopted by the Securities and Exchange Commission (“SEC”). The Liquidity Rule defines the term “illiquid investments” to mean any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements which have a maturity of longer than seven calendar days and time deposits maturing in more than seven calendar days, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC. If investments that were liquid at the time of purchase subsequently become illiquid and result in a Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. A Fund may be unable to dispose of its holdings in illiquid investments at then current market prices and may have to dispose of such investments over extended periods of time. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Advisor using guidelines approved by the Board. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See “Variable Rate Demand Notes” below.

In the event a security held by a Fund experiences limited trading volume, the price of such security may display abrupt or erratic movements. A Fund’s investment in securities that are less actively traded or that experience decreased trading volume over time may restrict its ability to dispose of securities promptly or at an acceptable price. To the extent it invests in illiquid investments or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid investments or restricted securities may involve time-consuming negotiations and legal expense. In addition, if a Fund holds a material percentage of its assets in illiquid investments or restricted securities, it may experience difficulty meeting its redemption obligations.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

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Variable Rate Demand Notes

Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the participating Fund may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor’s or Moody’s Investors Service, Inc.

Mortgage-Backed Securities

Each Fund may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks, and others. These pools are combined for sale to investors (such as the Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other private issuers. Mortgage-related securities generally provide for a “pass-through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

The Government National Mortgage Association (“GNMA”) is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as “modified pass-through” in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government-related guarantors of these securities include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

Certain mortgage-backed securities that a Fund may purchase provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates that may be higher or lower than the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

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When interest rates fall, the principal on mortgage-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Fund’s potential price gain in response to falling interest rates, reduce the Fund’s yield, or cause the Fund’s share price to fall. When interest rates rise, the effective duration of a Fund’s mortgage-related securities may lengthen due to a drop in prepayments of the underlying mortgages. This is known as extension risk, and such risk would increase the Fund’s sensitivity to rising rates and its potential for price declines. The Funds presently do not intend to purchase mortgage-backed securities if, after such purchase, more than 5% of the Fund’s net assets would consist of such securities.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are structured similarly to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. These securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, equipment leases, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities largely depend on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization.

Because asset-backed securities have structures and characteristics similar to those of mortgage-backed securities, they are subject to many of the same risks as mortgage-backed securities, and often to a greater extent. For example, the underlying assets may be unsecured or may be subject to security interests affected by various state laws that treat consumer credit relating to personal property differently from that relating to real property. Such securities may be subject to greater liquidity and valuation risks, particularly during times of economic distress. Because of the pass-through of prepayments of principal on the underlying assets, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate. Any such prepayments would require a Fund to reinvest the proceeds of such prepayments at the prevailing interest rates, which may be lower than those at which the assets were previously invested.

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Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates, and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of the participating Fund’s investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”), although the Funds have no plans to do so in the immediate future. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the portion of the Fund’s assets that it invests in IPOs at any given time and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

High Yield Debt Securities

Each Fund may invest up to 5% of its total assets at the time of purchase in debt securities (including convertible securities) that are non-rated or rated below investment grade, i.e., rated below “BBB” by S&P or “Baa” by Moody’s. Such securities are commonly referred to as “junk bonds” or “high yield/high risk” securities. Non-investment grade securities are regarded to be speculative with regard to the issuer’s capacity to pay interest and repay principal. Such securities involve a heightened risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks, or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

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The value of a convertible security is a function of its “investment value,” which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its “conversion value,” which is the security’s worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to non-convertible bonds in terms of payment priority.

Perpetual Bonds

A Fund may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a fixed maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity, but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”

Short Sales

Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales “against the box”, i.e., short sales made when the Fund owns securities identical to those sold short.

A Fund participating in a short sale will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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The Funds will not effect a short sale if, as a result, the aggregate value of all of the particular Fund’s open short positions will exceed 5% of the value of the Fund’s net assets. To secure the Fund’s obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

A Fund may only engage in short sale transactions in securities listed on one or more national securities exchange (including the Nasdaq Stock Market).

A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

Options and Futures

Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options, and writing call options, tend to hedge the Fund’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure.

Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by the Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

An option on an index is the same as a stock option except that the option is only settled in cash.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it, or permit it to expire.

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Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market all of its open futures positions.

While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund’s exposure on the position (less the amount of the margin deposit associated with the position). The Fund’s exposure on a futures contract is equal to the amount paid for the contract by the Fund.

Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the original sale price, the Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract can result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out

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positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require the Fund to continue to hold the position until delivery or expiration.

The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the CFTC. To the extent a Fund engages in transactions in futures contracts and options thereon, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act, and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

A Fund may hold positions in futures contracts and related options if, as a result, the sum of initial margin deposits and premiums paid to establish such positions (1) does not exceed 5% of the Fund’s net assets, and (2) for those futures contracts and related options that do not qualify as bona fide hedging positions, either does not exceed 5% of the Fund’s liquidation value after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or if the aggregate net notional value of the Fund’s commodity interests does not exceed 100% of the liquidation value of its portfolio, after taking into account unrealized profits and losses on such contracts.

Exchange-Traded Funds

Each Fund may invest in securities of exchange-traded funds (“ETFs”). ETFs are similar to traditional mutual funds, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and thus are borne by the shareholders of the ETF. Accordingly, a Fund will bear its share of the operating expenses of any ETFs in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund, such as the risk that the prices of the securities owned by the ETF will go down.

In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1) the market price of securities may trade at a discount to their actual value; (2) an active trading market for an ETF’s securities may not develop or be maintained; or (3) trading of an ETF’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

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A Fund’s investment in an ETF is subject to the investment restrictions of the Fund. In particular, because most ETFs are investment companies, the Fund’s purchase of ETF shares is subject to the limitations on the Fund’s investment in other investment companies. See “Investment Restrictions” in this Statement of Additional Information.

Master Limited Partnerships

Each Fund may invest in securities of master limited partnerships (“MLPs”), which are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. The risks of investing in MLPs are generally those involved in investing in partnerships as opposed to corporations. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in MLPs include risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in the real estate or oil and gas industries, as well as interest-rate risk.

Exchange-Traded Notes

Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that are typically issued by an underwriting financial institution. ETNs are typically linked to the return of a benchmark index or reference rate and are designed to provide investors with a way to access those returns. Like ETFs, ETNs are listed on an exchange and traded in the secondary market. However, subject to certain restrictions an ETN also can be redeemed at any time, or can be held until maturity. Whereas ETF shares represent an interest in a portfolio of securities, ETNs are structured products that are an obligation of the issuing financial institution. The issuing financial institution agrees to pay a return based on the target index less any fees. Unlike fixed-income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.

ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the particular index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

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Investments in Other Investment Companies

An investment by a Fund in another fund may cause the Fund to increase payments of administration and distribution expenses. See “Investment Restrictions” in this Statement of Additional Information.

Government Intervention in the Fixed Income Market

The U.S. Government implemented various measures designed to stabilize the U.S. economy following the recession during the late 2000s, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing). Similar steps took place again in 2020 in an effort to support the economy during the COVID-19 pandemic. The Board of Governors of the Federal Reserve System followed this quantitative easing with a period of unwinding the purchases made under its quantitative easing program. Policy decisions such as these may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Changes in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by a Fund, which could cause the value of the Fund’s investments and share price to decline and/or may increase shareholder redemptions from the Fund. To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which increase the costs that the Fund incurs and may lower the Fund’s performance, and have trouble selling investments to meet shareholder redemptions.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from some other more established benchmark rates. SOFR has been more volatile than other benchmark or market rates during certain periods. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other benchmark rates, such

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as the London Interbank Offered Rate (LIBOR), would have performed at any time, including as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or other events. Although SOFR has been used as a substitute for LIBOR, SOFR has a limited history and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is adverse to the interests of the Funds. The FRBNY has at times conducted operations in the overnight U.S. Treasury repo market intended to help maintain the federal funds rate within a target range. There can be no assurance that the FRBNY will continue to conduct these operations in the future.

Cyber Security Risk

The increased use of technologies and the dependence on computer systems for performing necessary business functions has made each Fund increasingly susceptible to information-security and operational risks. Cyber incidents can result from both deliberate attacks and unintentional events. Cyber attacks include, for example, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks without gaining unauthorized access include causing denial-of-service incidents on websites. Cyber security failures or breaches of a Fund’s third party service provider (including service providers such as the administrator, a sub-administrator, or the transfer agent) or the issuers of securities in which a Fund invests could cause disruptions and negatively affect business operations. These incidents could result in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and additional compliance costs. Efforts to prevent or respond to any cyber incidents may require substantial resources, which could have a negative impact on each Fund and its shareholders. While the Funds and their service providers have taken steps to prevent and otherwise limit the impact of potential cyber incidents, there are inherent limitations in any plan or system, including the possibility that certain risks or the potential impact of those risks have not been identified. Moreover, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Fund invests. Furthermore, artificial intelligence can be a powerful tool for malicious actors to develop more sophisticated and targeted cyber attacks, including advanced phishing, automated malware generation, and enhanced evasion techniques.

Temporary Defensive Positions

Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes, and repurchase agreements.

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Artificial Intelligence

The Funds rely on various third-party service providers, vendors, counterparties, and technology platforms in conducting their day-to-day business. These third parties are expected to use artificial intelligence in their operations. Artificial intelligence is a rapidly evolving technology. The Funds cannot control the development, operation, security, or reliability of third-party artificial intelligence systems and are therefore subject to risks associated with their use. This could lead to significant disruption to the operations of the Funds as well as investment losses for the Funds.

Artificial intelligence applications have also become a significant part of the economy. It has the potential to disrupt various sectors of the economy and to affect employment. Conversely, a loss of faith in the utility of artificial intelligence tools or their ability to drive profitability could cause substantial losses in various markets.

Portfolio Turnover

The portfolio turnover rates for the Funds for the fiscal years ended March 31, 2025 and 2026 were as follows:

	2025	2026
Balanced Fund	26%	29%
Equity Fund	21%	26%

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INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund’s investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

(2) Purchase a security if, as a result, with respect to 75% of the value of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

(3) Make loans, except through the purchase of debt obligations in accordance with the Fund’s investment objective and policies and through repurchase agreements with banks, brokers, dealers, and other financial institutions, and except for securities lending activity as permitted by the 1940 Act.

(4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund’s total assets, or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one‑third of the Fund’s net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While the Fund has borrowings in excess of 5% of the value of the Fund’s total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of the Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

(5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund’s net assets, taken at cost at the time of such borrowings.

(6) Purchase or sell real estate or commodities, except that the Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

(7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another Fund, investing more than 10% of its total

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assets in securities of such Fund and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another Fund.

(8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

(9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an “underwriter” for purposes of such Act).

In addition to the foregoing restrictions, the Funds’ Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

(a) purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

(b) participate on a joint or joint-and-several basis in any securities trading account.

(c) invest more than 15% of its net assets in illiquid securities.

(d) effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund’s open short positions would exceed 5% of the Fund’s net assets.

(e) purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s net assets.

The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

Shares of the Funds are offered and sold to the public directly or through the Distributor at the net asset value per share next determined after the purchase order has been received by the Funds’ transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share with respect to each class is calculated by adding the total fair market value of all securities and other assets of the Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

The Funds’ net asset values are determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day,

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Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

Portfolio securities which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sales price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas, and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less are generally valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

Reliable market quotations are not considered to be readily available for many longer-term corporate bonds and notes in which the Balanced Fund may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Directors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The Funds intend to pay all redemptions in cash. The Funds typically expect that it will take one to three days following the receipt of a redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Due to the fact that different expenses are charged to the Investor Shares and Institutional Shares of the Fund, the NAV of the two classes of the Fund is expected to vary.

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MANAGEMENT

Board of Directors

Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors. The Advisor is delegated responsibility for each Fund’s investment management, and the officers are delegated responsibility for each Fund’s operations. The Board of Directors meets regularly to review each Fund’s performance and expenses and other operational matters. The Board elects the officers and hires the Funds’ service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds’ Rule 12b-1 Distribution Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds’ business.

Information pertaining to the Directors and officers of the Funds is set forth below. Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717.

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Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors:

Jay Loewi Birth Year: 1957	Director	Since May 2007	Chairman (since 2021), and Chief Executive Officer (from 2007-2021), QTI Group (staffing company), since November 2007.	2	None

Harlan J. Moeckler Birth Year: 1957	Director	Since June 2017	Currently Retired; Chief Financial Officer and Treasurer of TradeLink Holdings LLC (alternative investment and proprietary trading firm) from 2006 until retirement in April 2026; Chief Financial Officer of TLS Advisors LLC since January 2023 until retirement in April 2026.	2	None

Patrick J. Quinn Birth Year: 1949	Director	Since May 2007	Currently Retired; President and Chairman of the Board of Ayres Associates (professional civil engineering firm), from April 2000 until retirement in December 2010.	2	National Presto Industries since May 2001.

Roy S. Schlachtenhaufen Birth Year: 1949	Director	Since June 2017	Currently Retired; Senior Portfolio Manager at US Bancorp Investments, Inc. (wealth management firm) from 1991 until retirement in April 2017.	2	None

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Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Directors and Officers:

Thomas G. Plumb(2) (3) Birth Year: 1952	Director, Chairman, and Chief Executive Officer Secretary	Since May 2007 Since August 2017	President of Wisconsin Capital Management, LLC, since January 2004; Chief Compliance Officer of Wisconsin Capital Management, LLC from August 2018 - August 2020; Director and Vice President of Clandestine Materials Detection, Inc., a technology-based metals and explosives detection company.	2	None

Nathan M. Plumb(3) Birth Year: 1975	President Treasurer	Since August 2024 Since August 2025

Chief Financial Officer and Treasurer of the Funds from August 2017 to September 2022; Director of the Funds from January 2017 to September 2022; Portfolio manager of the Funds since July 2023; Investment adviser representative at Lincoln Financial Advisors Corporation from December 2016 to October 2020.

				N/A	N/A

Bonnie Romani Birth Year: 1970	Chief Compliance Officer	Since August 2018

CCO of Wisconsin Capital Management, LLC since August 2020; Client Service

Administrator of Wisconsin Capital Management, LLC, since August 2018; State Analyst at American Family Insurance from February, 2006 through March 2018.

				N/A	N/A

Alissa Schlimgen Birth Year: 1995	Chief Financial Officer	Since September 2022	Analyst II at American Family Insurance, since June 2021; Supervisor at SVA Certified Public Accounts, September 2017 through June 2021.	N/A	N/A

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Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Donette Sainsbury Birth Year: 1957	Chief Accounting Officer	Since August 2025	Operations Management at Wisconsin Capital Management, since September 2019.	N/A	N/A

Maggie Bull Birth Year: 1965	Assistant Secretary	Since August 2025	Vice President and Senior Managing Counsel, Ultimus Fund Solutions (fund administrative services firm) August 2022 to present; Vice President and Senior Legal Counsel, Ultimus Fund Solutions, LLC, January 2020 to August 2022.	N/A	N/A

Kristen Renberg Birth Year: 1993	Assistant Secretary	Since August 2025	Associate Legal Counsel, Ultimus Fund Solutions, LLC (fund administrative services firm) May 2025 to present; Associate Attorney, Dechert LLP (law firm) from 2022 to 2025; Graduate Student, Duke University from 2015 to 2022.	N/A	N/A

Franklin Dickson Birth Year: 1978	Assistant Treasurer	Since August 2025	Assistant Vice President, Ultimus Fund Solutions, LLC (fund administrative services firm) October 2024 to present; Vice President and Tax Compliance Manager, UBS Asset Management (financial services firm) from 2017 to 2024.	N/A	N/A

(1)	Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(2)	Thomas G. Plumb is an “interested person” of the Funds by virtue of his positions with the Funds and the Advisor.
(3)	Thomas G. Plumb is the father of Nathan M. Plumb.

Board Committees

The Board of Directors of the Funds has an audit committee and a nominating committee.

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Audit Committee. The audit committee consults with the independent auditors for the Funds on matters pertaining to their audits of the Funds’ annual financial statements and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request. The audit committee consists of Jay Loewi, Harlan J. Moeckler, Patrick J. Quinn and Roy S. Schlachtenhaufen, none of whom is an “interested” person of the Funds. Harlan J. Moeckler (Chair) has been determined by the Board to be an audit committee financial expert. The audit committee met two times during the fiscal year ended March 31, 2026.

Nominating Committee. The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee has not established any specific, minimum qualifications or standards for director nominees. The nominating committee has adopted a written charter, which is available upon request. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not “interested persons” of the Funds must be made and approved by the nominating committee. The nominating committee consists of Jay Loewi (Chair), Harlan J. Moeckler, Patrick J. Quinn and Roy S. Schlachtenhaufen, none of whom is an “interested” person of the Funds. The nominating committee did not meet during the fiscal year ended March 31, 2026.

A brief summary of each director’s specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a director for the Funds is set forth below.

Jay Loewi. Mr. Loewi has been the Chairman since January 2021, and was Chief Executive Officer from November 2007 to 2021, of QTI Group, a privately owned human resources and staffing organization. He has served QTI and its affiliates in various other executive management roles for over 15 years. Mr. Loewi also has experience as a commercial loan officer that required him to analyze creditworthiness of businesses. Mr. Loewi’s educational background includes both attending and teaching finance and accounting-related courses. Mr. Loewi’s many years of experience analyzing the financial performance of businesses and his educational background bring a strong knowledge base of financial, accounting and audit matters to the Board and its committees.

Harlan J. Moeckler. Mr. Moeckler served as the Chief Financial Officer and Treasurer of TradeLink Holdings LLC, a diversified alternative investment and proprietary trading firm, from 2006, and as the Chief Financial Officer of TLS Advisors LLC, a full-service tax preparation and bookkeeping firm, from January 2023, in each case until his retirement in April 2026. Mr. Moeckler also served on the Board of Directors for TradeLink WorldWide Ltd from 2008 and TradeLink Global Equity Master Fund Ltd from February of 2017, in each case until his retirement in April 2026. Prior to joining TradeLink, Mr. Moeckler served as a Vice President of fund accounting and administration for State Street Corp from 2002 until 2006. Mr. Moeckler graduated with a business degree in Accounting and Finance from the University of Wisconsin. Mr. Moeckler is also a Certified Public Accountant and became a Chartered Alternative Investment Analyst in 2004. Mr. Moeckler’s accounting background relating to and experience in the financial services industry add value and perspective to the Board.

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Thomas G. Plumb. Mr. Thomas G. Plumb is the President and Founder of Wisconsin Capital Management, LLC. He has been the lead portfolio manager of the Funds since their inception in 2007. He has also served as the Chief Executive Officer and Chairman of the Plumb Funds since their inception in May 2007, President from May 2007 until August 2024 and Secretary of Plumb Funds since August 1, 2017. Mr. Plumb also served as Chief Executive Officer of SVA Plumb Trust Company and President of SVA Plumb Financial, LLC from March 2011 through March 2019, and serves as a portfolio manager for separately managed accounts managed by Wisconsin Capital Management, LLC. He also serves as a Director and is Vice President of Clandestine Materials Detection, Inc. Mr. Plumb has over 21 years of experience serving on fund boards of directors and has over 41 years of investing experience.

Patrick J. Quinn. Mr. Quinn served as Chairman and President of Ayres Associates Inc., an engineering consulting firm, from 2000 until his retirement in December 2010. He currently serves on the board of directors and the audit committee of National Presto Industries, Inc. since 2001. Mr. Quinn also serves on numerous other non-profit boards and commissions. The nominating committee believes that Mr. Quinn’s management and administrative background together with his MBA degree from University of Wisconsin—Eau Claire brings a wealth of experience and knowledge to the Board and its committees.

Roy S. Schlachtenhaufen. Mr. Schlachtenhaufen served as a Portfolio Manager and Senior Portfolio Manager in the private Client Group at U.S. Bancorp Investments, Inc. from 1991 until his retirement in 2017. Mr. Schlachtenhaufen has served on the Human Resource Committee of the Board of Directors of Feed My People, a non-profit food bank, since 2013. Mr. Schlachtenhaufen was also the Executive Administrator of the Iowa Development Commission and worked as a stock broker for Dean Witter in Des Moines, Iowa and in the fixed income department of Boatmen’s Bank NA, in Kansas City, Missouri before becoming Portfolio Manager at U.S. Bancorp Investments, Inc. Mr. Schlachtenhaufen graduated with a business degree in Economics from the University of Iowa in 1972 and a J.D. from Drake Law School in 1981. Mr. Schlachtenhaufen’s background and education, particularly his experience in the wealth management industry, add value and perspective to the Board.

Board Leadership Structure

Mr. Tom Plumb, an interested person of the Funds, currently serves as Chairman of the Board. As Chairman, Mr. Plumb undertakes the functions and duties that are customary for a chairman of a board of directors, including overseeing the planning of the agenda for Board meetings and presiding over meetings of the Board.

Mr. Quinn currently serves as the lead independent director of the Funds. As lead independent director, Mr. Quinn presides over meetings of the independent directors. The lead independent director also acts as a liaison from time to time between the Fund management and the other independent directors of the Funds. The lead independent director may also perform such other duties as may be requested by the independent directors.

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The Board has determined that it is currently in the best interests of the Funds and their shareholders that Mr. Plumb, as an interested person of the Funds, serves as Chairman in addition to his roles of Chief Executive Officer of the Funds and President of the Advisor. In reaching this conclusion, the Board considered many factors, including the following:

●	Mr. Plumb has over 21 years experience serving as director on a fund board of directors, including over 10 years serving as chairman of a fund board;

●	the Board’s belief that an interested Chairman has a personal and professional stake in the performance of the Funds;

●	the Board’s belief that an interested Chairman is best equipped to provide oversight over the Funds’ day-to-day operations and to facilitate the orderly and efficient flow of information from Fund management to the independent directors;

●	the Board has a lead independent director and all Board Committees consist only of independent directors;

●	the independent directors have the opportunity to meet in executive session and with the Funds’ Chief Compliance Officer at least quarterly;

●	the Board’s belief that the independent directors are able to act effectively and independently; and

●	the Board’s belief that the Funds have had effective leadership while Mr. Plumb has been Chairman.

Risk Oversight

The Board oversees risk as part of its oversight of the Funds. The Board primarily provides risk oversight during its regular quarterly meetings and as otherwise may be necessary or appropriate. To aid its oversight and evaluation, the Board and its Committees obtain regular periodic reports and other information from the Funds’ management and Chief Compliance Officer regarding the Funds’ operations. The Funds’ Chief Compliance Officer also has an opportunity to meet at least quarterly in executive session with the Independent Directors. In addition, the Board obtains relevant risk and risk management information from the Funds’ independent registered public accounting firm, Fund counsel and other Fund service providers, as the Board believes is necessary or appropriate. The Board reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks periodically during Board meetings and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved.

While the Board provides risk oversight, the management of risks to the Funds on a day-to-day basis is carried out by Fund management, the Advisor and other Fund service providers. Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or

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mitigate every occurrence or effect of some risks. It may not be practical or cost–effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. Although the risk management policies and procedures of the Advisor and other Fund service providers are designed to be effective, there can be no guarantee that they will be effective.

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Funds owned by the Directors of the Funds as of December 31, 2025 using the following ranges: none; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.

Name of Director	Dollar Range of Equity Securities in each Plumb Fund	Aggregate Dollar Range of Equity Securities in All Plumb Funds Overseen by Director
Jay V. Loewi	None (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Thomas G. Plumb	over $100,000 (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Patrick J. Quinn	None (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Roy S. Schlachtenhaufen	None (Balanced Fund) over $100,000 (Equity Fund)	over $100,000
Harlan Moeckler	None (Balanced Fund) None (Equity Fund)	None

Material Transactions with Independent Directors

No Director who is not an interested person of the Funds, or his or her immediate family members, owned beneficially or of record, as of the date of this Statement of Additional Information, any securities of the Advisor, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

No Director who is not an interested person of the Funds, or an immediate family member of such Director, has had, since the Funds’ inception, a direct or indirect interest in the Advisor or the Distributor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor which exceeds $120,000. In addition, no Director who is not an interested person of the Funds, or any immediate family members of such Director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Funds; an officer of the Funds; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the

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same investment advisor or principal underwriter as the Funds or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or the Distributor; the Advisor or the Distributor; an officer of the Advisor or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor or an officer of any such “control” person. No Director who is not an interested person of the Funds, or immediate family member, or such a Director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Director and Officer Compensation

Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Funds for serving as directors or officers. Directors who are not so affiliated with the Advisor are entitled to receive as compensation for their services an annual retainer fee. The following compensation was paid to the Directors (then serving) for their services during the fiscal year ended March 31, 2026:

Director	Aggregate Compensation from Each Plumb Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex

Independent Directors:
Jay V. Loewi	(Balanced Fund) $5,000 (Equity Fund) $5,000	None	None	$10,000

Patrick J. Quinn	(Balanced Fund) $5,000 (Equity Fund) $5,000	None	None	$10,000

Roy S. Schlachtenhaufen	(Balanced Fund) $5,000 (Equity Fund) $5,000	None	None	$10,000

Harlan J. Moeckler	(Balanced Fund) $5,000 (Equity Fund) $5,000	None	None	$10,000

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Director	Aggregate Compensation from Each Plumb Fund	Pension or Retirement Benefits	Estimated Annual Benefits upon Retirement	Total Compensation from Plumb Fund Complex

Interested Directors:
Thomas G. Plumb	(Balanced Fund) $0 (Equity Fund) $0	None	None	$0

Directors who are not affiliated with the Advisor also receive reimbursement for reasonable travel, meals, and lodging expenses incurred in connection with their attendance at meetings.

Code of Ethics for Personal Trading

The Funds and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers, and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Funds and the Advisor to invest in securities, including securities that may be purchased or held by a Fund, subject to certain exceptions and pre-clearance procedures. The Funds’ principal underwriter and distributor, Ultimus Fund Distributors, LLC, has also adopted a similar code of ethics under Rule 17j-1 of the 1940 Act.

Code of Ethics for Principal Executive, Financial and Accounting Officers

The Funds have established a separate code of ethics that applies to its principal executive, financial and accounting officers. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely, and understandable disclosure in reports and documents the Funds file with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules, or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by the Funds are attached to this Statement of Additional Information as Exhibit A. These proxy voting policies describe the procedures used by the Funds to determine how to vote proxies. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ended June 30 will be made available annually within sixty (60) days of June 30 as follows:

●	Without charge, upon request, by calling 1-866-987-7888;

●	On the Funds’ website at www.plumbfunds.com; and

●	On the SEC’s website at www.sec.gov.

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Policy Regarding Disclosure of Fund Holdings

The Funds believe that portfolio holdings information constitutes material, non-public information. Accordingly, the Funds have adopted a policy limiting disclosure of each Fund’s portfolio holdings. A complete list of each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website within thirty (30) days after the end of such quarter. Lists of each Fund’s portfolio holdings are also disclosed to the extent required by law or to ratings agencies such as Morningstar or Lipper. Information about each Fund’s portfolio holdings may also be disclosed to the Funds’ Advisor, distributor, transfer agent, custodian, independent auditor, legal counsel, and other service providers (subject to their duty to maintain the confidentiality of such information) to the extent necessary to enable such providers to carry out their responsibilities to the Funds. Portfolio holdings information may be disclosed in other instances if the recipient of such information is bound by the duty of confidentiality and the Board of Directors of the Funds (including a majority of the independent directors) determines that such disclosure is appropriate. This policy does not prohibit disclosure to the media and others of particular stocks, industries, or market segments that a Fund owns, likes or dislikes, so long as details that would constitute material, non-public information are not selectively disclosed. The Board of Directors receives quarterly reports on compliance with this policy. A copy of the Funds’ policy regarding disclosure of portfolio holdings is available on the Funds’ website at www.plumbfunds.com.

Within three to four business days at the close of each fiscal quarter, the Funds may include their respective top ten portfolio holdings in a fact sheet which will be distributed to shareholders and prospective investors and included on the Fund’s website at www.plumbfunds.com.

In addition to the foregoing disclosures, each of the following third-party service providers to the Funds receive information concerning the Funds’ portfolio holdings with no lag time in connection with performance of their services to the Funds:

●	Wisconsin Capital Management, LLC—serves as the Funds’ investment advisor;

●	U.S. Bank, National Association (“U.S. Bank, N.A.”)—serves as the Funds’ custodian and generally receives portfolio holdings information on a daily basis;

●	Ultimus Fund Solutions, LLC (“Ultimus”)—acts as the administrator, accountant, and the transfer agent to the Funds and generally receives portfolio holdings information on a daily basis;

●	Cohen & Company, Ltd.—serves as the Funds’ Independent Registered Public Accounting Firm and generally receives portfolio holdings information on a semi-annual basis in connection with the preparation of annual reports, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds; and

●	Quarles & Brady LLP—acts as counsel for the Funds and generally receives portfolio holdings information on a quarterly basis in connection with the preparation of regulatory filings, and otherwise from time to time as may be necessary or advisable in connection with the performance of its services to the Funds.

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The Funds file with the SEC a complete schedule of their portfolio holdings for the first and third quarters of each fiscal year as an exhibit to the Funds’ report on Form N-PORT and for the second and fourth quarters of each fiscal year on Form N-CSR. These forms are generally filed or made publicly available within 60 days following the end of the fiscal quarter. These forms are available without charge, upon request, by calling 1-866-987-7888, or on the Funds’ website at www.plumbfunds.com. These forms are also available on the SEC’s website at www.sec.gov. The Funds will post their entire securities portfolios on their website (www.plumbfunds.com) concurrent with filings on Form N-CSR and Form N-PORT.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own, beneficially 5% or more of a Fund’s outstanding shares or 5% or more of a class of a Fund’s shares as of June 30, 2026. Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. Similarly, any person owning more than 25% of a class of a Fund’s shares may be considered a “controlling person” of that class. A controlling person’s vote could have a more significant effect than the vote of other Fund shareholders (or shareholders of a class thereof) on matters presented to shareholders for approval, such as, for example, elections of directors and approval of distribution agreements, Rule 12b-1 distribution plans, and investment advisory and sub-advisory agreements. Other than those named below, no person controls any Fund:

Balanced Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	Investor	22.50%	Record
National Financial Services LLC For the Exclusive Benefit of Its Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Investor	17.56%	Record
Thomas G Plumb c/o Wisconsin Capital Management, LLC 8020 Excelsior Drive, Suite 402 Madison, WI 53717	Investor	10.44%	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	Institutional	67.74%	Record

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Balanced Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Its Customers Attn Mutual Fund Dept., 4th FL 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	14.64%	Record
SEI Private Trust Company c/o Wealth Enhancement TR Services 1 Freedom Valley Dr Oaks, PA 19456	Institutional	7.26%	Record

Equity Fund
Name and Address	Share Class	Percentage Ownership	Type of Ownership
First National Bank FBO Thomas G. Plumb IRA Verona, WI 53593-8736	Investor	20.89%	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905	Investor	14.88%	Record
Abigail M Christiansen & Lynn A Christiansen JTWROS TOD Middleton, WI 53562	Investor	8.22%	Beneficial
First National Bank FBO Thomas G. Plumb Roth IRA Verona, WI 53593-8736	Investor	5.92%	Beneficial
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1901	Institutional	85.63%	Record

As of June 30, 2026, the directors and officers of Wisconsin Capital Funds, Inc. as a group beneficially owned approximately 12.75% of the Investor Shares of the Balanced Fund, 16.51% of the Institutional Shares of the Balanced Fund, 29.62% of the Investor Shares of the Equity Fund, and 23.72% of the Institutional Shares of the Equity Fund.

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ADVISORY, ADMINISTRATION, AND OTHER SERVICES

Advisory Services

Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717 serves as the investment advisor for each Fund pursuant to an Advisory Agreement. The Advisor manages the investment and reinvestment of each Fund’s assets subject to the supervision of the Funds’ Board of Directors. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy, and restrictions.

The Advisory Agreement pursuant to which the Advisor is retained by each Fund provides for compensation to the Advisor (computed daily and paid monthly) at the annual rate of 0.65% of such Fund’s average daily net assets. The following table sets forth the advisory fees paid by each Fund (not including the effect of any fee waivers or expense recoupments) to the Advisor for the fiscal years ended March 31, 2024, March 31, 2025 and March 31, 2026:

	2024	2025	2026
Balanced Fund	$423,154	$450,253	$410,610
Equity Fund	$145,802	$178,098	$186,769

The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to the Funds or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Information About Portfolio Managers

Thomas G. Plumb and Nathan M. Plumb serve as the portfolio managers for each Fund.

Thomas G. Plumb serves as the Advisor’s President and Chief Executive Officer. Mr. Plumb is the indirect owner of all of the voting units of the Advisor through TGP, Inc. Mr. Thomas G. Plumb is entitled to receive distributions of the Advisor’s profits and cash distributions through his indirect ownership interest in the Advisor.

Portfolio manager compensation is comprised primarily of a market-based salary and a bonus component. Any bonus component would be made at the discretion of Mr. Thomas G. Plumb and has historically been calculated based upon the relative performance of the Fund managed by the portfolio manager before taxes over a rolling three-year period. The relative performance of a Fund is determined by comparing the performance of the Fund to a combination of the performance of such Fund’s benchmark(s) and the performance of the other mutual funds in such Fund’s

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Morningstar category. Since the amount of any bonus paid to a portfolio manager is related to the relative performance of the Funds, the performance of the Funds will have a material impact on the overall compensation of the portfolio manager. Overall, the profitability of the Advisor determines the total amount of compensation that is available for the portfolio managers. Each portfolio manager is compensated by the Advisor, not by the Funds.

The table below sets forth the dollar range of shares of the Funds owned by the portfolio managers of the Funds as of March 31, 2026.

Portfolio Manager	Dollar Range of Equity Securities in each Plumb Fund
Thomas G. Plumb	Over $1,000,000 (Balanced Fund) Over $1,000,000 (Equity Fund)

Nathan M. Plumb	$0 (Balanced Fund) $100,001 - $500,000 (Equity Fund)

The following table provides information about other accounts managed by Mr. Thomas G. Plumb and Mr. Nathan M. Plumb as of March 31, 2026. None of the accounts shown in the table is charged a fee based on performance.

Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Thomas G. Plumb	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	99	$257,532,159	0	$0
Nathan M. Plumb	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	99	$257,532,159	0	$0

Many, but not all, of the accounts managed by the portfolio managers have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from

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the portfolio managers’ management of the investments of the Funds, on the one hand, and the investments of the other accounts, on the other hand, include:

●	The portfolio managers’ allocation of sufficient time, energy, and resources to managing the investments of the Fund in light of his responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds;

●	The fact that the fee is payable to the Advisor for managing the Funds may be less than the fees payable to the Advisor for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts;

●	The proper allocation of investment opportunities that are suitable for the Funds and other accounts; and

●	The proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

Administration Services

Ultimus acts as administrator to the Funds pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”). Under the Administration Agreement, Ultimus provides the Funds services pertaining to: (a) services pertaining to general management of the Funds, such as the preparation of materials for meetings of the Board of Directors, and the maintenance of the Funds’ books and records to the extent not maintained by the Funds’ other service providers; (b) services relating to monitoring the Funds’ compliance with applicable securities and tax laws and services relating to the preparation and filing of documents the Funds are required to file with the SEC and tax authorities; (c) maintaining and keeping current certain accounts and financial records of the Funds, preparing the Funds’ financial statements and other financial reports, calculating the Funds’ total returns, expense ratios and portfolio turnover rates, and overseeing the accounting-related services provided by the Funds’ other service providers; (d) providing supervision and oversight of all aspects of the Funds’ operations being performed by the Funds’ other service providers; (e) preparing information in response to audits performed by the Funds’ independent accountants and the SEC; and (f) providing the Funds, to the extent not provided pursuant to other agreements, with executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; and (g) compliance with and reporting under state securities laws and certain tax laws applicable to the Funds and with certain administrative support software applications. For providing the foregoing services, Ultimus receives an asset-based fee, with a minimum annual fee, subject to certain conditions.

The following table sets forth the fees paid by each Fund to the administrator for its services for each Fund for the fiscal years ended March 31, 2024, March 2025, and March 31, 2026. On

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August 4, 2025, the Trust engaged a new administrator. Fees paid prior to that date were to the previous administrator for the Funds.

	2024	2025	2026(a)
Balanced Fund	$132,761	$137,164	$82,186
Equity Fund	$123,525	$128,097	$74,918

(a)	The fees shown in table above reflect the total amount of fees paid in the fiscal year ended March 31, 2026. The fees paid to current administrator between August 4, 2025 through March 31, 2026 were $36,326 and $32,014 for the Balanced Fund and Equity Fund, respectively. The fees paid to the prior administrator from April 1, 2025 through August 3, 2025 were $45,860 and $42,904 for the Balanced Fund and Equity Fund, respectively.

Fund Accounting Services

Ultimus, serves as the Funds’ accounting services agent (the “Accounting Agent”) pursuant to a Master Services Agreement. Under the Master Services Agreement, Ultimus provides pricing services, maintains the financial records of the Funds and provides other accounting-related services.

Transfer and Dividend Disbursing Agency Services

Ultimus performs the following services: maintains records for the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Custodial Services

U.S. Bank, N.A., 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212 is the custodian of each Fund’s portfolio securities and cash, and is also responsible for handling the receipt and delivery of securities and receiving and collecting income from investments.

Legal Counsel and Independent Registered Public Accounting Firm

Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds.

Cohen & Company, Ltd., 875 E Wisconsin Ave., Suite 210, Milwaukee, WI 53202 serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

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Expenses

The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor, Administrator and Accounting Agent; the fees and expenses of the Funds’ custodian and transfer and dividend disbursing agent; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification, or contribution; any costs, expenses, or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports, and notices and the printing and distributing of the same to the Funds’ existing shareholders and regulatory authorities; compensation and expenses of the Funds’ Directors; and extraordinary expenses incurred by the Fund. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

The Advisor has agreed to reimburse the Funds for all expenses they incur through July 31, 2027 so their annual operating expenses do not exceed:

	Investor Shares	Institutional Shares
Balanced Fund	1.44%	1.19%
Equity Fund	1.50%	1.25%

For any year in which a Fund’s actual operating expense ratio is lower than the applicable cap, the Advisor may recoup any or all of the fees it has waived and/or the expenses it has reimbursed during the immediately preceding 36 months, provided the amount of recoupment in any year shall be limited so that it does not cause the Fund’s total operating expenses to exceed the applicable cap for that year. For the year ended March 31, 2026, the Advisor waived $33,663 and $27,830 of expenses in the Plumb Balanced Fund’s Investor Shares and Institutional Shares, respectively. For the year ended March 31, 2026, the Advisor waived $90,502 and $89,713, in expenses in the Plumb Equity Fund’s Investor Shares and Institutional Shares, respectively.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring on:

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Plumb Balanced Fund Investor Shares		Plumb Equity Fund Investor Shares
March 31, 2027	$97,577	March 31, 2027	$164,692
March 31, 2028	$36,507	March 31, 2028	$101,805
March 31, 2029	$33,663	March 31, 2029	$90,502

Plumb Balanced Fund Institutional Shares		Plumb Equity Fund Institutional Shares
March 31, 2027	$44,559	March 31, 2027	$80,656
March 31, 2028	$27,542	March 31, 2028	$90,683
March 31, 2029	$27,830	March 31, 2029	$89,713

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter and distributor of the shares of each Fund.

Under the Distribution Agreement approved by the Board of Directors (including a majority of those directors who are not interested persons of the Funds or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of Fund shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of Fund shares, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature. The Distributor offers shares on a continuous basis but is not obligated to sell any certain number of shares of the Funds.

The Distribution Agreement will continue in effect for an initial period of two years and after such initial period will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually by the vote of the members of the Funds’ Board of Directors who are not interested persons of the Funds or the Distributor, cast in person at a meeting for the purpose of voting on such approval. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by either party and will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

Each Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for the Investor Shares of each Fund which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets attributable to Investor Shares computed on an annual basis. The amount paid under the Rule 12b-1 Plan reimburses the Distributor for distributing Investor Shares of each Fund and providing services to shareholders. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with

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electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Investor Shares of each Fund, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Funds pursuant to either a Dealer Agreement or other authorized arrangement. Covered shareholder servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. A Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by Investor Shares of one Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with its provision of distribution or shareholder services to Investor Shares of another Fund.

The Funds’ Rule 12b-1 Plan also authorizes the Funds to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the particular Fund’s average daily net assets attributable to Investor Shares. The Funds’ direct payment of covered distribution and servicing expenses is made with the Distributor’s knowledge primarily for administrative convenience.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Funds and their shareholders. In particular, the Directors determined that it believes that the Rule 12b-1 Plan is reasonably likely to result in the retention of existing Fund assets or in the sale of additional shares of each Fund, thereby preserving and potentially leading to additional economies of scale that may reduce a Fund’s expense ratio.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the affected Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a Fund requires approval by the shareholders of that Fund; otherwise, it may be amended by the Directors, including a majority of the Directors who are not

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interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b‑1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

During the fiscal year ended March 31, 2026, the Plumb Balanced Fund Investor Shares incurred expenses of $88,036 and the Plumb Equity Fund Investor Shares incurred expenses of $36,266 pursuant to the 12b-1 Plan. The Institutional Shares of each Fund are not subject to any 12b-1 fees under this Plan.

The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended March 31, 2026 were as follows:

	Advertising/ Sales Literature	Printing/Mailing of Prospectuses (Other than to Current Investors)	Underwriter Compensation	Broker-Dealer Compensation(1)	Sales Personnel Compensation
Balanced Fund	$0	$0	$4,082	$17,003	$0

Equity Fund	$0	$0	$1,556	$1,736	$0

(1)	Includes compensation to broker-dealers and financial institutions other than the Distributor.

Revenue Sharing

The Advisor pays additional compensation out of its own assets (and not as an additional charge to any Fund) to selected financial advisors in connection with the retention and/or servicing of Fund investors and Fund shares, including without limitation for various shareholder servicing, recordkeeping or other services with respect to the Funds.

Such revenue-sharing payments are in addition to any distribution fees payable under the Rule 12b-1 Plan of any Fund. The level of revenue-sharing payments made to financial advisors under these arrangements is generally, but need not be, based on the aggregate value of accounts in the Funds for which these financial advisors are responsible, or may include a fixed fee. The amount of these payments may be substantial and may be different for different financial advisors based on, for example, the nature of the services being provided pursuant to the arrangement. The minimum aggregate size required for eligibility for such payments, as well as the factors in selecting the firms and institutions to which they will be made, are determined by the Advisor from time to time.

Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of the Funds.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers’ commissions or dealer spreads, quality of execution, and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the Advisor will not take into account the brokers’ promotion or sales of shares issued by any investment company. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions and the broker’s financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

In selecting brokers to effect portfolio transactions for a Fund, the Advisor also takes into consideration the research, analytical, statistical, and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized databases and the software for analyzing such databases, and the availability of the brokerage firm’s analysts for consultation. Where computer software serves functions other than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause a Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in

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relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the Fund and the other accounts as to which the Advisor exercises investment discretion.

The Advisor does not compensate broker-dealers for, or otherwise take into consideration, the efforts of a broker-dealer in marketing, offering, or selling Fund shares in allocating brokerage, although pursuant to procedures adopted by the Funds, the Advisor may effect portfolio transactions through such broker-dealers.

The Advisor may direct portfolio transactions for the Funds to broker-dealers under agreements in which a portion of the commissions paid to such broker-dealers by the Funds are returned to the Funds and used to pay the Funds’ expenses. There are no minimum levels of brokerage commissions that must be earned under these directed brokerage arrangements. The allocation of transactions to such broker-dealers will be made only if it is consistent with “best execution.”

On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor’s other customers (including any other fund or other Funds or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund.

During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

	2024	2025	2026
Balanced Fund	$22,186	$22,202	$21,659
Equity Fund	$6,854	$9,831	$18,140

The Funds did not pay any brokerage commissions to an affiliated broker-dealer during their past three fiscal years.

As of the fiscal year ended March 31, 2026, the Funds did not own any securities of their respective “regular brokers or dealers” or their parents.

TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to take all other action required so

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that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a Subchapter C corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and then distributions to shareholders of the remaining corporate after-tax income would be subject to tax at the shareholder level (i.e., double tax).

The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from the Funds may be reduced below 50% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

As of the fiscal year ended March 31, 2026, the Funds did not have any capital loss carryforwards available.

Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November, or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 24% backup federal withholding tax if the Transfer Agent is not provided with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if the Funds are notified that the shareholder has under-reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the individual’s social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

The foregoing discussion of tax consequences is a general summary of some of the federal income tax considerations generally affecting each Fund and its shareholders and is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action, with possible retroactive effect.

41

Shareholders should consult their own tax advisors regarding the federal, state, and local tax consequences of an investment in a Fund and the particular tax consequences to them of an investment in the Fund.

COST BASIS REPORTING

The Funds are required to report to you and to the IRS the cost basis of your Fund shares acquired on or after January 1, 2012 (“covered shares”) when those shares are subsequently redeemed. Unless you elect a different permissible cost basis method in writing, the cost basis of covered shares will be determined using the average cost method, described below. These reporting requirements do not apply to shares held by you through a tax-deferred arrangement such as a 401(k) or an individual retirement account. Shares acquired prior to January 1, 2012 (“non-covered shares”) are treated as if they are held in an account separate from the covered shares for purposes of these reporting requirements. The Funds are not required to determine or report a shareholder’s cost basis of non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares. However, as a courtesy, the Funds will continue to provide you with the cost basis of non-covered shares using the average cost method when available.

The cost basis of a share is generally its purchase price, including any sales charges you paid when you purchased your shares, adjusted for distributions, returns of capital, and other corporate actions. Any sales charges you pay to acquire shares of the Funds are generally not deductible. Cost basis is used to determine whether the redemption of a share results in a gain or loss. If you redeem covered shares during any year, the Funds will report the gain or loss, cost basis, and holding period of such covered shares to you and to the IRS on your Consolidated Form 1099.

A cost basis method is used by the Funds to determine which specific shares are deemed to be sold when a shareholder sells less than his or her entire position in a Fund and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a particular cost basis method, the Funds will use the average cost method, which averages the cost basis of all Fund shares purchased on or after January 1, 2012, in an account regardless of holding period, and deems shares sold or transferred first to be those with the longest holding period. Each shareholder may elect in writing for an alternate permissible cost basis method to be used to calculate the cost basis of its covered shares. The cost basis reporting method cannot be changed for previously redeemed covered shares.

If you hold Fund shares through a financial intermediary, please contact that financial intermediary to discuss the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect. Representatives of the Funds are not licensed tax advisors and are unable to give tax advice.

42

CAPITAL STOCK AND OTHER SECURITIES

General

The authorized capital stock of the Funds consists of two billion (2,000,000,000) shares of Common Stock, $0.001 par value per share. The shares of Common Stock are presently divided into two series, the Plumb Balanced Fund and the Plumb Equity Fund, each consisting of 600 million authorized shares of Common Stock. Each series is further divided into two classes of shares, including a class of Institutional Shares and a class of Investor Shares. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and more than one class of shares in a series.

Each share of Common Stock (including each share of the two classes mentioned above) has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and non-assessable. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion, or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares. Each share of a series issued and outstanding has identical dividend, liquidation, and other rights.

Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Funds’ Articles of Incorporation or Bylaws. Shareholders of the Funds vote together to elect a single Board of Directors and on other matters commonly affecting all of the Funds, with each share entitled to a single vote. Shares of all classes of a Fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Funds’ Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds’ outstanding shares, must be called) for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts.

FINANCIAL STATEMENTS

The financial statements, related notes, and related report of Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, contained in the Funds’ Form N-CSR for the fiscal year ended March 31, 2026, are hereby incorporated by reference. The Funds’ N-CSR is filed with the SEC and copies may be obtained without charge by writing to the Plumb Funds, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717, by calling 1-866-987-7888, or by visiting the Plumb Funds website at www.plumbfunds.com.

43

EXHIBIT A

Wisconsin Capital Funds, Inc. (“Plumb Funds”, or the “Funds”)

Proxy Voting Policy

53.01	Background

Each of the Plumb Funds (each, a “Fund” and collectively, the “Funds”) exercises a voice on behalf of its shareholders in matters of corporate governance through the proxy voting process. The Funds’ Investment adviser, Wisconsin Capital Management, LLC (“WisCap”), exercises its voting responsibilities as a fiduciary with the goal of maximizing the value of the Funds’ and their shareholders’ investments. In pursuit of this goal, WisCap exercises the Funds’ rights as shareholders to support sound corporate governance at companies in which the Funds invest.

53.02	Policy

Each Fund is the beneficial owner of its portfolio securities. The Board, acting on behalf of each Fund, has the right and the fiduciary obligation to vote proxies relating to the Fund’s portfolio securities in a manner consistent with the best interests of the Fund and its shareholders. Accordingly, the Board has adopted this Proxy Voting Policy. Proxies for shares held on a record date and subsequently sold may, but need not, be voted by a Fund as if the shares were still held by the Fund.

The Funds have delegated the responsibility for voting proxies relating to securities held by the Funds to WisCap as a part of WisCap’s general management of the Funds, subject to the Board’s continuing oversight. WisCap has established a Proxy Voting Policy designed to vote proxies in conformity with this policy, and shall not amend its Proxy Voting Policy in a manner that would alter the way in which proxies are voted on behalf of the Funds without the approval of the Board, including a majority of the Directors who are not “interested persons” of WisCap. See Appendix A for WisCap’s current Proxy Voting Policy. This Policy addresses, among other things, the identification and resolution of potential conflicts of interest that might arise in the context of proxy voting. WisCap may, however, deviate from the guidelines set forth in its Policy in order to accomplish a specific objective, provided that it documents the reason for such deviation and makes a report to the Board. Further, WisCap may elect to refrain from voting a specific proxy if it determines that voting a proxy is not in the Funds’ best interests because, for example, the cost of voting exceeds the expected benefit.

WisCap may, with the approval of the Board of Directors, delegate certain of its obligations under this Proxy Voting Policy to a third-party provider of proxy administration services, provided that no such delegation shall relieve WisCap of its responsibilities hereunder and WisCap shall retain final authority and fiduciary responsibility for the Funds’ proxy voting. If WisCap delegates such responsibilities, WisCap shall monitor the delegate’s compliance with this Proxy Voting Policy.

A-1

53.03	Conflicts of Interest

WisCap may occasionally encounter a conflict in voting proxies for the Funds. In these instances, WisCap, consistent with its Proxy Voting Policy, has a duty to recognize potential conflicts and to resolve the conflict before voting the proxy. Accordingly, when WisCap believes that a particular vote to be cast presents a material conflict of interest, WisCap shall inform the Funds’ Board of Directors of the conflict and, as appropriate, seek guidance from the Board (or select members) as to how the vote should be cast and whether legal counsel should be contacted.

Further, the Board of Directors may establish a proxy voting committee, a majority of the members of which may not be “interested persons” of WisCap, that shall be authorized to provide guidance to WisCap on how to cast votes on behalf of the Fund if a material conflict of interest is present.

53.04	Disclosure, Oversight and Reporting

WisCap shall:

1.	Describe in the Fund’s Statement of Additional Information its proxy voting policies and procedures;

2.	Disclose in the Fund’s annual and semi-annual reports to shareholders that a copy of WisCap’s proxy voting policies and procedures is available without charge, upon request; and

3.	Provide a copy of its proxy voting policy within three business days of receiving any request.

The Funds will also post this Policy on their website and file a complete copy of its proxy voting record for the most recent twelve-month period ended June 30 on Form N-PX by no later than August 31 of each year.

The operation and effectiveness of the Funds’ Proxy Policy shall be assessed from time by the Funds’ CCO.

WisCap shall report to the Board periodically on the operation and effectiveness of this Policy and WisCap’s proxy policies and procedures, as well as report any failure to conduct proxy voting as contemplated by these Policies.

A-2

APPENDIX A

Wisconsin Capital Management, LLC (“WisCap”)

Proxy Voting Policy

51.01	Overview/Voting Guidelines

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with WisCap. WisCap will vote proxies for clients:

1.	Pursuant to the authority granted in the investment advisory agreement between WisCap and its client, where such authority has been granted;

2.	As negotiated between WisCap and its client: and/or

3.	As granted by written direction from each other.

WisCap is also responsible for carrying out proxy voting for the Plumb Funds (“Funds”), a registered investment company for which WisCap serves as investment adviser.

Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”).

WisCap strives to vote all proxies in the best economic interests of its clients and the Funds. The decision of how to vote follows the same criteria WisCap uses in managing client accounts and the Funds generally-to vote for proposals in such a manner that, in WisCap’s opinion, is most likely to increase shareholder value over the expected holding period of the security by the client.

A.	General Policy

WisCap will generally support management’s recommendations on proxy issues related to business operations matters since management’s ability is a key factor WisCap considers in selecting equity securities for client portfolios. WisCap believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. In evaluating a particular proxy proposal, WisCap will take into consideration, among other items:

1.	Whether the client has agreed in advance to limit the conditions under which WisCap would cast the vote;

2.	Management’s assertions regarding the proxy proposal;

3.	WisCap’s determination of how the proxy proposal will impact its clients (including the Funds); and

4.	WisCap’s determination of whether the proxy proposal will create dilution for shareholders.

Appendix A-1

B.	General Proposals

1.	WisCap will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-bycase basis.

2.	WisCap generally votes for auditors nominated.

3.	WisCap generally votes against measures which limit the rights of shareholders.

4.	Wiscap generally votes against provisions designed to entrench existing management (such as poison pills and dual class shares.)

5.	WisCap generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

C.	Other Highly Contested or Controversial Proposals

1.	WisCap will analyze all highly contested or controversial proxy proposals (e.g., significant corporate events, contested director elections, or mergers) related to a company on a case-by-case basis.

2.	WisCap will consider on a case-by-case basis any additional information provided by the issuer or shareholder proponent deemed reasonably likely to affect WisCap’s voting determination.

3.	WisCap will analyze and vote Environmental, Social or Governance (“ESG”) proxy proposals on a case-by-case basis using the same criteria it uses to vote other proxy matters.

51.02	Conflicts of Interest

A.	Overview

WisCap has a duty to identify a material conflict in voting client proxies and to resolve the conflict before voting the proxy.

B.	Identifying Conflicts of Interest

1.	WisCap shall maintain a listing of all material business conflicts of interests.

2.	All employees are required to disclose personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest.

C.	Resolving Material Conflicts of Interest

WisCap will take the following actions when a material conflict is determined to exist:

1.	Engage an independent party to determine how to vote the proxy;

2.	Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration;

3.	Refer the proxy to a client or to a representative of the clients for voting purposes;

Appendix A-2

4.	Disclose the conflict to the affected clients (or the Board of the Funds) and seek consent to vote the proxy prior to casting the vote; or

5.	Vote in accordance with pre-determined voting policy, as disclosed to clients or in accordance with the policy of the Funds.

51.03	Disclosure to Clients

A client may request WisCap to deliver its Proxy Voting Policy as well as a record of how WisCap has voted, if applicable. WisCap will use its Form ADV Part 2A to disclose:

1.	How to obtain a copy of this policy;

2.	How to obtain a record of how securities were voted; and

3.	A summary of WisCap’s proxy voting policies.

4.	WisCap will strive to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria WisCap uses in managing client accounts – to vote for proposals in such a manner that, in WisCap’s opinion, will increase shareholder value.

51.04	Oversight of Proxy Voting Policy

The Compliance Committee will be responsible for overseeing the proxy voting activities of the firm, including:

1.	Reviewing the results of Compliance’s periodic tests of WisCap’s proxy voting processes; and

2.	Reviewing and documenting on an annual basis that its deems this policy and related procedures to be reasonably designed to ensure WisCap votes in the clients’ best interests.

51.05	Record Retention Requirements

WisCap shall keep the following proxy voting records: These proxy voting policies and procedures;

1.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

2.	Records of proxy votes cast on behalf of each client (including the Funds);

3.	Records of client requests for proxy voting information, including a record of the information provided by WisCap;

4.	Documents prepared by WisCap that were material to making the decision of how to vote.

Appendix A-3

Wisconsin Capital Funds, Inc.

PART C
Other Information
_________________

Item 28. Exhibits.

See Exhibit Index following the signature page to this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B. Statement of Additional Information.

Item 30. Indemnification.

Article IX, Section 9.1 of the Registrant’s By-laws provides for indemnification under certain circumstances of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason that he or she is or was a director, officer, employee or agent of the Registrant. However, no person shall be indemnified by the Registrant against any liability to the Fund or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Advisor.

Wisconsin Capital Management, LLC is the investment advisor (the “Advisor”) to each of the Registrant’s series, which currently consists of the Plumb Balanced Fund and the Plumb Equity Fund (the “Funds”). The principal business address of the Advisor is 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717. The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 (the “Advisers Act”). Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-53829), which is incorporated herein by reference. The Advisor’s Form ADV sets forth the officers of the Advisor, and includes information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriters.

(a)	Ultimus Fund Distributors, LLC (the “Distributor” or “UFD”) acts as the principal underwriter for the following other registered investment companies:

American Pensions Investors Trust (d/b/a Yorktown Funds)	Ultimus Managers Trust
Bruce Fund, Inc.	Valued Advisers Trust
Caldwell & Orkin Funds, Inc.	VELA Funds
Cantor Fitzgerald Commodity Strategy Trust	Volumetric Fund
Cantor Fitzgerald Variable Insurance Trust	Waycross Independent Trust
Cantor Select Portfolios Trust	WesMark Funds
Capitol Series Trust	Williamsburg Investment Trust
Centaur Mutual Funds Trust	XD Fund Trust
Chesapeake Investment Trust
CM Advisors Family of Funds	83 Investment Group Income Fund
Commonwealth International Series Trust	Axxes Opportunistic Credit Fund
Conestoga Funds C	Axxes Private Markets Fund
Connors Funds	Beacon Pointe Multi-Alternative Fund
Copley Fund Inc.	Booster Income Opportunities Fund
CyberHornet Trust	CAZ Strategic Opportunities Fund
Eubel Brady & Suttman Mutual Fund Trust	Cantor Fitzgerald Infrastructure Fund
Exchange Place Advisors Trust	Dynamic Alternatives Fund
HC Capital Trust	Fairway Private Equity & Venture Capital Opportunities Fund
Hussman Investment Trust	Fairway Private Markets Fund
James Advantage Trust	Flat Rock Core Income Fund
Johnson Mutual Funds	Flat Rock Enhanced Income Fund
MSS Series Trust	Flat Rock Opportunity Fund
New Age Alpha Funds Trust New Age Alpha Variable Funds Trust	Lind Capital Partners Municipal Credit Income Fund
New Age Alpha Variable Funds Trust	MidBridge Private Markets Fund
Oak Associates Funds	OneAscent Capital Opportunities Fund
Papp Investment Trust	Peachtree Alternative Strategies Fund
Schwartz Investment Trust	PennantPark Enhanced Income Fund
Segall Bryant & Hamill Trust	Private Debt & Income Fund
The Cutler Trust	Prospect Enhanced Yield Fund
The Investment House Funds	Sardis Credit Opportunities Fund
Unified Series Trust

(b) Directors,	officers, or partners of UFD:
Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None

Douglas K. Jones	Vice President	None
Stephen L. Preston	Senior Vice President, Financial Operations Principal, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Greg Evans	Assistant Chief Compliance Officer and Financial Operations Principal	None
Melvin Van Cleave	Chief Information Security Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not applicable.

Item 33. Location of Accounts and Records.

Contained in the Registrant's most recently filed Form N-CEN.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the 1933 Act, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on July 29, 2026.

WISCONSIN CAPITAL FUNDS, INC.

By: /s/ Thomas G. Plumb

Thomas G. Plumb, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on July 29, 2026:

Signature	Title
/s/ Thomas G. Plumb Thomas G. Plumb	Chairman of the Board, Director, Chief Executive Officer, and Secretary

/s/ Alissa Schlimgen Alissa Schlimgen	Chief Financial Officer (Principal Financial and Accounting Officer)

Jay Loewi* Jay Loewi	Director

Roy S. Schlachtenhaufen* Roy S. Schlachtenhaufen	Director

Patrick J. Quinn* Patrick J. Quinn	Director

Harlan J. Moeckler* Harlan J. Moeckler	Director
*By: /s/ Thomas G. Plumb Thomas G. Plumb, pursuant to Powers of Attorney previously filed and incorporated herein by reference.

WISCONSIN CAPITAL FUNDS, INC.

____________________________________________

EXHIBIT INDEX

TO

REGISTRATION STATEMENT ON FORM N-1A

Exhibit Number	Description	Filed Herewith	Incorporated by Reference From Prior Filing
(A)(1)	Registrant's Articles of Incorporation		X(1)
(A)(2)	Articles Supplementary to Designate Institutional Shares		X(5)
(A)(3)	Articles Supplementary to Designate Class A Shares		X(6)
(A)(4)	Articles Supplementary to Eliminate Class A Shares	X
(B)	Registrant's By-Laws		X(1)
(C)	Not Applicable
(D)(1)	Investment Advisory Agreement, dated May 21, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)
(D)(2)	Amended and Restated Schedule A to the Investment Advisory Agreement between Registrant and Wisconsin Capital Management, LLC	X
(E)(1)	Form of Distribution Agreement, dated July 1, 2025, by and between Registrant, Wisconsin Capital Management, LLC and Ultimus Fund Distributors, LLC		X(7)
(F)	Not Applicable
(G)(1)	Custody Agreement, dated May 21, 2007, by and between Registrant and U.S. Bank National Association		X(2)
(G)(2)	Seventh Amendment to the Custody Agreement, dated July 10, 2025, by and between Registrant and U.S. Bank National Association		X(7)
(H)(1)	Form of Master Services Agreement, dated May 5, 2025, by and between Registrant and Ultimus Fund Solutions, LLC		X(7)
(H)(7)	Fee Waiver and Expense Reimbursement Commitment from Wisconsin Capital Management, LLC to Registrant regarding the capping of the expense ratios of the Plumb Funds		(See Exhibit (D)(2))
(H)(8)	Power of Attorney, dated June 1, 2017		X(4)
(H)(9)	Power of Attorney, effective August 1, 2017		X(4)
(I)(1)	Opinion of Legal Counsel with respect to Investor Shares of each Fund		X(2)
(I)(2)	Opinion of Legal Counsel with respect to Institutional Shares of each Fund		X(5)
(J)(1)	Consent of Independent Registered Public Accounting Firm	X
(J)(2)	Consent of Legal Counsel	X
(K)	Not Applicable
(L)	Subscription Agreement, dated April 3, 2007, by and between Registrant and Wisconsin Capital Management, LLC		X(2)
(M)	Third Amended and Restated Rule 12b-1 Plan and Agreement		X(7)
(N)	Amended and Restated Registrant's Rule 18f-3 Multiple Class Plan		X(7)
(P)	Registrant's Code of Ethics		X(3)

(1)	Incorporated by reference from the Exhibits attached to the Registrant’s Initial Registration Statement filed with the SEC on April 5, 2007.
(2)	Incorporated by reference from the Exhibits attached to the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement filed with the SEC on May 23, 2007.
(3)	Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed with the SEC on July 30, 2015.
(4)	Incorporated by reference from the Exhibits attached to the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed with the SEC on July 31, 2017.
(5)	Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 24 to the Registration Statement filed with the SEC on July 29, 2020.
(6)	Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement filed with the SEC on February 5, 2021.
(7)	Incorporated by reference from the Exhibit attached to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement filed with the SEC on July 30, 2025.